EY Chicago 155 North Wacker Drive Suite 2000 Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors

The Board of Directors

COUNTRY Life/Health Group

Opinion

We have audited the combined statutory basis financial statements of COUNTRY Life/Health Group (the Company), which comprise the combined balance sheets as of December 31, 2021 and 2020, and the related combined statements of operations, changes in capital and surplus, and cash flow for the years then ended, and the related notes to the financial statements (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2021 and 2020, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company at December 31, 2021 and 2020, or the results of its operations or its cash flows for the years then ended.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Illinois Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between these statutory accounting practices described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Illinois Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the financial statements are issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.
●	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.
●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

April 22, 2022

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2021	2020
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$7,280,868	$7,051,143
Preferred stocks	25,203	14,077
Common stocks	442,144	384,986
Mortgage loans	355,623	337,168
Policy loans	383,159	390,469
Cash and cash equivalents	194,855	87,770
Real estate	38,130	37,773
Other invested assets	362,343	312,569
Securities lending reinvested collateral	112,239	107,520
Total cash and invested assets	9,194,564	8,723,475

Premiums deferred and uncollected	136,682	125,568
Accrued investment income	68,228	69,725
Due from affiliates	48	195
Federal income taxes recoverable, including net deferred tax assets (2021 – $35,074; 2020 – $34,440)	41,500	48,226
Reinsurance balances recoverable	22,882	12,443
Other assets	2,730	5,124
Separate accounts	56,676	51,335
Total admitted assets	$9,523,310	$9,036,091

COUNTRY Life/Health Group

Combined Balance Sheets – Statutory-Basis

	December 31
	2021	2020
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$6,602,052	$6,410,347
Liability for deposit-type contracts	849,971	724,077
Policy and contract claims	35,657	41,241
Dividends payable to policyholders	60,253	57,715
Commissions and expenses due or accrued	19,418	18,151
Federal income taxes payable	6,014	46
Unearned investment income	8,729	9,035
Asset valuation reserve	190,938	172,155
Payable to reinsurers	11,799	11,422
Interest maintenance reserve	987	1,134
Due to affiliates	2,796	1,867
Payable for securities	6,645	10,000
Borrowed money	1	40,515
Other liabilities	24,233	21,623
Securities lending collateral held	112,247	107,544
Separate accounts	56,676	51,335
Total liabilities	7,988,416	7,678,207

Capital and surplus:

Common stock – par value $25 per share – 179,980 shares authorized, issued, and outstanding	4,500	4,500
Gross paid-in and contributed surplus	22,703	22,703
Unassigned surplus	1,507,815	1,330,805
Treasury stock	(124)	(124)
Total capital and surplus	1,534,894	1,357,884
Total liabilities and capital and surplus	$9,523,310	$9,036,091

COUNTRY Life/Health Group

Combined Statements of Operations – Statutory-Basis

	Year Ended December 31
	2021	2020
	(In Thousands)

Premium and annuity considerations	$562,672	$(860,562)
Supplemental contract considerations	3,372	9,350
Net investment income	410,295	415,721
Amortization of interest maintenance reserve	(661)	(607)
Commission and expense allowance on reinsurance ceded	13,857	(82,139)
Other income/(expense)	119	(673)
Total income	989,654	(518,910)

Death benefits	192,740	189,738
Annuity benefits including surrenders	105,790	199,637
Disability benefits and benefits under accident and health contracts	123,905	119,389
Other policy and contract benefits	32,942	32,070
Changes in policy reserves	191,705	(1,265,146)
Total benefits	647,082	(724,312)

Commission expenses	38,078	35,642
General insurance expenses	123,710	132,385
Insurance, taxes, licenses and fees	18,137	16,638
Total operating expenses	179,925	184,665

Miscellaneous income	5,691	120,343

Net operating income	168,338	141,080
Dividends to policyholders	58,729	56,204
Net income before federal income taxes and net realized capital gains	109,609	84,876
Federal income tax (expense)/benefit	(20,772)	10,827
Net income before net realized capital gains	88,837	95,703
Net realized capital gains	32,838	27,467
Net income	$121,675	$123,170

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Changes in Capital and Surplus – Statutory-Basis

	Year Ended December 31
	2021	2020
	(In Thousands)

Capital and surplus, beginning of year	$1,357,884	$1,272,842
Net income	121,675	123,170
Change in net unrealized gains and losses	76,189	26,946
Change in nonadmitted assets	11,854	(27,908)
Change in net deferred income tax assets	5,503	(1,441)
Change in asset valuation reserve	(18,783)	(12,691)
Dividends to stockholders	(19,423)	(19,424)
Change in liability for OPEB benefits	(5)	273
Correction of error related to statutory reserves assumed from affiliate (Note 2)	–	(3,883)
Net increase	177,010	85,042
Capital and surplus, end of year	$1,534,894	$1,357,884

See accompanying notes.

COUNTRY Life/Health Group

Combined Statements of Cash Flow – Statutory-Basis

	Year Ended December 31
	2021	2020
	(In Thousands)
Operating activities
Premiums collected, net of reinsurance	$556,742	(858,373)
Net investment income	417,786	442,288
Other (losses) income	14,738	(81,208)
Benefits and loss-related payments	(468,282)	(526,960)
Commissions and expenses paid	(178,392)	(186,636)
Dividends paid to policyholders	(56,191)	(54,622)
Federal income taxes paid	(19,835)	(13,158)
Net cash (used in) provided by operating activities	266,566	(1,278,669)

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	729,720	1,572,686
Stocks	109,391	238,958
Mortgage loans	52,854	29,920
Real estate	–	–
Other invested assets	220,917	124,659
Net (losses) gains on cash and short-term investments	(22)	(83)
Miscellaneous proceeds	–	131,033
Total investment proceeds	1,112,860	2,097,173

Purchases of investments:
Bonds	(961,356)	(478,076)
Stocks	(109,155)	(191,831)
Mortgage loans	(71,309)	(61,018)
Real estate	(1,713)	(4,792)
Other invested assets	(195,939)	(155,658)
Miscellaneous applications	(7,851)	–
Total investments purchased	(1,347,323)	(891,375)
Decrease (increase) in policy loans	6,812	567
Net cash provided by (used in) in investing activities	(227,651)	1,206,365

Financing and miscellaneous activities
Borrowed funds received (paid)	(40,515)	17,480
Net deposits (withdrawals) on deposit-type contract funds	125,894	200,223
Dividends to stockholder	(19,423)	(19,423)
Other cash (used in) provided by financing and miscellaneous activities	2,214	(115,038)
Net cash provided by (used in) financing and miscellaneous activities	68,170	83,242

Increase in cash and cash equivalents	107,085	10,938
Cash and cash equivalents, beginning of year	87,770	76,832
Cash and cash equivalents, end of year	$194,855	$87,770

Supplemental disclosures of cash flow information for non-cash transactions:
Bond non-cash transactions - exchanges	$30,537	63,452
Bond non-cash transactions - in-kind transfer	-	603,809
Common Stock non-cash transactions - bonds	42	-
Common Stock non-cash transactions - exchanges	-	242
Common Stock non-cash transactions - spinoffs	-	113
Common Stock non-cash transactions - other invested assets	363	-
Preferred stock non-cash transactions - exchanges	507	-
Preferred stock non-cash transactions - common stock reclassification	10,085	-

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements

December 31, 2021

1. Nature of Operations

COUNTRY Life/Health Group (the Company) includes the accounts of COUNTRY Life Insurance Company (COUNTRY Life) and its wholly owned subsidiary COUNTRY Investors Life Assurance Company (COUNTRY Investors), both of which are domiciled in the state of Illinois.

COUNTRY Life is a wholly owned subsidiary of the Illinois Agricultural Holding Co. (IAHC), which, in turn, is a subsidiary of the Illinois Agricultural Association (IAA). COUNTRY Life has several wholly owned subsidiaries: COUNTRY Investors which writes principally universal life and fixed annuity products; COUNTRY Trust Bank, a federally chartered savings bank; and COUNTRY Capital Management Company, a broker-dealer.

The Company’s primary business is the sale of life insurance, accident and health, and annuity products through more than 1,797 financial representatives. Life insurance premiums represent approximately 74%, accident and health premiums approximately 18%, and annuity premiums approximately 8% of total premium income. Although the Company is licensed in 44 states, approximately 58% of premium income is written in Illinois.

Although the effects of the COVID-19 pandemic appear to be diminishing in time since its start in early 2020, the volatile economic conditions stemming from the pandemic, as well as reactions to future pandemics or new strains or resurgences of COVID-19, could adversely affect the Company’s business and financial condition. To date, its impact over the Company’s operating and financial results has been insignificant.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies

Use of Estimates

The preparation of combined financial statements requires management to make estimates and assumptions that affect amounts reported in the combined statutory-basis financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Principles of Combination

The accompanying combined financial statements include the accounts of COUNTRY Life and COUNTRY Investors and have been prepared in conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance (the Department). These practices are consistent with those prescribed or permitted under the National Association of Insurance Commissioners (NAIC) accounting practices and procedures manual. All significant intercompany transactions and balances have been eliminated in preparation of the combined financial statements. These eliminations include, but are not limited to, the carrying values of COUNTRY Investors and the capital and surplus accounts from the balance sheets as well as unrealized capital gains and losses due to equity investments in combined subsidiaries.

Reclassifications

Certain 2020 amounts in the Company’s financial statements have been reclassified to conform to the 2021 financial statement presentation. Among the largest reclassifications were a shift of $11,001,000 from Other liabilities to Commissions and expenses due and accrued on the balance sheet and $5,788,000 from Miscellaneous income to Other policy and contract benefits on the income statement. There were no changes to the total assets, liabilities or surplus.

Basis of Presentation

The accompanying combined statutory-basis financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Department. Such practices vary from U.S. generally accepted accounting principles (GAAP). The more significant variances from GAAP are as follows:

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Investments

Investments in bonds and redeemable preferred stocks are reported at either amortized cost or fair value based on their NAIC rating; for GAAP, such investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments would be reported at either amortized cost or fair value. If the fair value option were selected for held-to-maturity investments, the unrealized holding gains and losses would be reported in earnings. The remaining investments would be reported at fair value, with unrealized holding gains and losses reported in income for those designated as trading and in stockholder’s equity for those designated as available-for-sale. Other-than-temporary impairment (OTTI) losses are reported in operations; for GAAP, OTTI losses attributed to a deterioration of credit are reported in operations, while OTTI losses related to all other factors are reported as a component of stockholder’s equity.

Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral, less estimated costs to obtain and sell, and the recorded investment in the mortgage loans. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective-interest rate or, if foreclosure is probable, on the estimated fair value of the collateral. The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus rather than being included as a component of earnings, as would be required under GAAP.

Real estate owned by the Company is primarily occupied by employees of affiliates who provide services to the Company. This real estate is included in investments rather than reported as an operating asset.

Changes between cost and admitted asset investment amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account.

Valuation Reserves

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed-income investments, principally bonds, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity based on groupings of individual securities sold in five-year bands.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

The net deferral is reported as the interest maintenance reserve (IMR) in the accompanying combined statutory-basis balance sheets. Realized capital gains and losses from sales of assets are reported in operations, net of federal income taxes, and amounts transferred to the IMR. Realized capital losses from declines in values deemed other than temporary are reported in operations,net of federal income taxes. Under GAAP, realized capital gains and losses would be reported in the statements of operations on a pretax basis in the period that the asset giving rise to the gain or loss is sold, and valuation allowances would be provided when there has been a decline in value deemed other than temporary, in which case the provision for such declines would be charged to earnings.

The asset valuation reserve (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC formula, with changes reflected directly in unassigned surplus. AVR is not recognized for GAAP.

Investment in Subsidiaries

The accounts and operations of COUNTRY Trust Bank and COUNTRY Capital Management Company are not consolidated with the accounts and operations of the Company, as would be required under GAAP.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs would be amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.

Nonadmitted Assets

Certain assets designated as nonadmitted, principally certain deferred tax assets, disallowed IMR, and prepaid expenses, are excluded from the accompanying combined statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets to the extent that those assets are not impaired.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Policy Reserves

Policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances, as would be required under GAAP.

At December 31, 2021 and 2020, the Company recorded a premium deficiency reserve of $41,256,000 and $38,702,000, respectively. The Company considers anticipated investment income when calculating the premium deficiency reserve.

Universal Life and Annuity Policies

Revenues for universal life and annuity policies with mortality or morbidity risk, except for group annuity contracts, consist of the entire premium received, and benefits incurred represent the total of death benefits paid (or surrender benefits paid, less surrender charges) and the change in policy reserves. Premiums received for annuity policies without mortality or morbidity risk, including supplementary contracts without life contingencies and for group annuity contracts, are recorded using deposit accounting and are credited directly to an appropriate policy reserve account, without recognizing premium income. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue, and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets, as would be required under GAAP. Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs, as required under GAAP.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Deferred Income Taxes

Admitted deferred tax assets (DTAs) are calculated as the sum of (1) the amount of federal capital income taxes paid in prior years that can be recovered through capital loss carrybacks for existing temporary differences in a time frame consistent with the Internal Revenue Service (IRS) capital loss carryback provisions, not to exceed three years, that reverse by the end of the subsequent calendar year; (2) the remaining amount of DTAs expected to be realized within three years not to exceed 15% of the current period adjusted statutory surplus; and (3) the amount of remaining gross DTAs that can be offset against existing gross deferred tax liabilities (DTLs) . The remaining DTAs are nonadmitted. Deferred taxes do not include amounts for state taxes. The change in net deferred taxes is included directly in unassigned surplus. Under GAAP, state taxes are included in the computation of deferred taxes, a DTA is recorded for the amount of gross DTAs expected to be realized in future years, and the change in net deferred taxes is included in earnings.

Statements of Cash Flow

Cash, cash equivalents, and short-term investments in the combined statutory-basis statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less. If, in the aggregate, the Company has a net negative cash balance, it is recorded as a negative net asset rather than a liability.

Policyholder Dividends

Policyholders’ dividends are recognized when declared by the Board of Directors rather than over the term of the related policies.

The effects of the foregoing variances from GAAP on the accompanying combined statutory-basis financial statements have not been determined but are presumed to be material.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Other significant accounting practices are as follows:

Investments

Investments are stated at values prescribed by the NAIC as follows:

•	Bonds not backed by other loans are stated at amortized cost, while all other bonds (NAIC designation 6) are stated at the lower of amortized cost or fair value.

•	Loan-backed securities that are designated highest quality and high quality (NAIC designations 1 and 2, respectively) are stated at amortized cost, while all other securities (NAIC designation 6) are stated at the lower of amortized cost or fair value using the interest method, including anticipated prepayments. The retrospective adjustment method is used to value structured securities except for structured securities with an OTTI, which are valued using the prospective method.

•	Investments in perpetual preferred stocks are stated at the lower of cost or fair value.

•	The Company’s noninsurance subsidiaries that have significant ongoing operations other than for the Company and its affiliates are reported at the Company’s interest in the affiliates’ audited GAAP equity. The net changes in the subsidiaries’ equity are included in the change in net unrealized gains or losses in the accompanying combined statutory-basis statements of changes in capital and surplus.

•	Common stocks, other than investments in subsidiaries and controlled and affiliated companies, are stated at fair value. Unrealized gains and losses on common stocks are reported directly in unassigned surplus and do not affect operations.

•	Mortgage loans on real estate are stated at the aggregate carrying value, less accrued interest.

•	Policy loans are stated at unpaid balances.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2.	Significant Accounting Policies (continued)

•	Land is reported at cost. Real estate occupied by the Company and real estate held for the production of income are reported at depreciated cost, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. A portion of non-home office real estate is nonadmitted due to statutory requirements that a current appraisal has to be on file that is not older than five years from the current accounting period.

•	The Company has ownership interests in joint ventures that are included in other invested assets. The Company carries these interests based on its interest in the underlying audited GAAP equity.

•	The Company has a loan with an affiliate that it states at carrying value. See Note 8.

Realized gains and losses are determined using the specific-identification basis.

Investment Income

Interest on bonds and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Interest on restructured mortgage loans is recorded as income when earned based on the new contractual rate. Interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on ex-dividend dates.

Premiums

Life insurance premiums are recognized as revenue over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Health insurance premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Benefits

Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by law.

Liabilities related to policyholder funds left on deposit with the Company generally are equal to fund balances, less applicable surrender charges.

The Company waives deduction of deferred fractional premiums upon death of insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves.

Tabular interest, tabular reserves less actual reserves released, and tabular cost have been determined by formula. The tabular interest on funds not involving life contingencies is determined from basic policy information.

COUNTRY Life/Health Group

Notes to Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2021, are as follows:

		General Account	Separate Account With Guarantees	Separate Account Non- guaranteed	Total	%
INDIVIDUAL ANNUITIES:			(In Thousands )
(1)	Subject to discretionary Withdrawal:	–
a.	with market value adjustment	$–	$–	$–	$–	–%
b.	at book value less current surrender charge of 5% or more	145,897	–	–	145,897	4.5
c.	at fair value	–	–	–	–	–
d.	Total with market value adjustment or at fair value:	145,897	–	–	145,897	4.5
e.	at book value without adjustment (minimal or no charge or adjustment)	2,737,861	–	43,504	2,781,365	85.6
(2)	Not Subject to discretionary withdrawal	320,848	–	57	320,905	9.9
(3)	Total (gross)	3,204,606	–	43,561	3,248,167	100.0%
(4)	Reinsurance Ceded	2,981,107	–	–	2,981,107
(5)	Total (net)	$223,499	$–	$43,561	$267,060
(6)	Amount included in (1)b above that will move to (1)e in the year after the statement date	$58,472	$–	$–	$58,472

GROUP ANNUITIES:
(1)	Subject to discretionary Withdrawal:
a.	with market value adjustment	$5,101	$–	$–	$5,101	5.0%
b.	at book value less current surrender charge of 5% or more	–	–	–	–	–
c.	at fair value	–	–	–	–	–
d.	Total with market value adjustment or at fair vaue	5,101	–	–	5,101	5.0
e.	at book value without adjustment (minimal or no charge or adjustment)	–	–	–	–	–
(2)	Not Subject to discretionary withdrawal	95,031	–	1,401	96,432	95.0
(3)	Total (gross)	100,132	–	1,401	101,533	100.0%
(4)	Reinsurance Ceded	–	–	–	–
(5)	Total (net)	$100,132	$–	$1,401	$101,533
(6)	Amount included in (1)b above that will move to (1)e in the year after the statement date	$–	$–	$–	$–

DEPOSIT-TYPE CONTRACTS (no life contingencies):
(1)	Subject to discretionary Withdrawal:
a.	with market value adjustment	$–	$–	$–	$–	–%
b.	at book value less current surrender charge of 5% or more	–	–	–	–	–
c.	at fair value	–	–	–	–	–
d.	Total with market value adjustment or at fair vaue	–	–	–	–	–
e.	at book value without adjustment (minimal or no charge or adjustment)	566,561	–	–	566,561	61.7
(2)	Not Subject to discretionary withdrawal	353,033	–	–	353,033	38.3
(3)	Total (gross)	919,594	–	–	919,594	100.0%
(4)	Reinsurance Ceded	69,624	–	–	69,624
(5)	Total (net)	$849,970	$–	$–	$849,970
(6)	Amount included in (1)b above that will move to (1)e in the year after the statement date	$–	$–	$–	$–

COUNTRY Life/Health Group

Notes to Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Annuity Reserves

The withdrawal characteristics of annuity reserves and deposit fund liabilities, including separate account liabilities, at December 31, 2021, are as follows:

Total
(In Thousands)
Life & Accident & Health Annual Statement
Exhibit 5, Section B Total (Net)	$188,074
Exhibit 5, Section C Total (Net)	135,556
Exhibit 7, Column 1, Line 14	849,971
Subtotal	1,173,601

Separate Accounts Annual Statement
Exhibit 3, Column 2, Line 0299999	44,905
Exhibit 3, Column 2, Line 0399999	57
Policyholder dividend & coupon accumulations	0
Policyholder premiums	0
Guaranteed interest contracts	0
Other contract deposit funds	0
Subtotal	44,962

Combined Total	$1,218,563

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2021, are as follows:

	Account Value	Cash Value	Reserve
	(In Thousands )
A. General Account
(1) Subject to discretionary withdrawal, surrender values
or policy loans:

a. Term Policies with Cash Value	$–	$58,516	$179,881

b. Universal Life	515,552	514,826	518,106
c. Universal Life with Secondary Guarantees	314,169	280,009	622,393
d. Indexed Universal Life	–	–	–
e. Indexed Universal Life with Secondary Guarantees	–	–	–
f. Indexed Life	–	–	–
g. Other Permanent Cash Value Life Insurance	–	4,226,971	4,530,721
h. Variable Life	–	–	–
i. Variable Universal Life	911	911	938
j. Miscellaneous Reserves	–	–	–
Subtotal	830,632	5,081,233	5,852,039
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	x	x	653,867
b. Accidental Death Benefits	x	x	597
c. Disability - Active Lives	x	x	4,092
d. Disability - Disabled Lives	x	x	7,266
e. Miscellaneous Reserves	x	x	70,357
Subtotal	–	–	736,179
(3) Total (gross: direct + assumed)	830,632	5,081,233	6,588,218
(4) Reinsurance Ceded	389,165	371,781	863,819
(5) Total (net) (3) - (4)	$441,467	$4,709,452	$5,724,399

COUNTRY Life/Health Group

Notes to Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2021, are as follows:

	Account Value	Cash Value	Reserve
(In Thousands)
B. Separate Account Nonguaranteed
(1) Subject to discretionary withdrawal, surrender values
or policy loans:
a. Term Policies with Cash Value	$–	$–	$–
b. Universal Life	–	–	–
c. Universal Life with Secondary Guarantees	–	–	–
d. Indexed Universal Life	–	–	–
e. Indexed Universal Life with Secondary Guarantees	–	–	–
f. Indexed Life	–	–	–
g. Other Permanent Cash Value Life Insurance	–	–	–
h. Variable Life	–	–	–
i. Variable Universal Life	11,699	11,699	11,699
j. Miscellaneous Reserves	–	–	–
Subtotal	11,699	11,699	11,699
(2) Not subject to discretionary withdrawal or no cash values
a. Term Policies without Cash Value	x	x	–
b. Accidental Death Benefits	x	x	–
c. Disability - Active Lives	x	x	–
d. Disability - Disabled Lives	x	x	–
e. Miscellaneous Reserves	x	x	–
Subtotal	–	–	–
(3) Total (gross: direct + assumed)	11,699	11,699	11,699
(4) Reinsurance Ceded	–	–	–
(5) Total (net) (3) - (4)	$11,699	$11,699	$11,699

COUNTRY Life/Health Group

Notes to Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Life Reserves

The withdrawal characteristics of life reserves at December 31, 2021, are as follows:

C. Amount	(In Thousands)
Life & Accident & Health Annual Statement:
(1) Exhibit 5, Life Insurance Section, Total (net)	$5,651,134
(2) Exhibit 5, Accidental Death Benefits Section, Total (net)	597
(3) Exhibit 5, Disability - Active Lives Section, Total (net)	4,064
(4) Exhibit 5, Disability - Disabled Lives Section, Total (net)	6,955
(5) Exhibit 5, Miscellaneous Reserves Section, Total (net)	61,649
(6) Subtotal	5,724,399

Separate Accounts Annual Statement:
(7) Exhibit 3, Line 0199999, Column 2	11,699
(8) Exhibit 3, Line 0499999, Column 2	–
(9) Exhibit 3, Line 0599999, Column 2	–
(10) Subtotal (Lines (7) through (9))	11,699
(11) Combined Total ((6) and (10))	$5,736,098

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2. Significant Accounting Policies (continued)

Policy and Contract Claims

Unpaid policy and contract claims on accident and health policies represent management’s best estimate of the ultimate net cost of all reported and unreported claims incurred but not paid through December 31. The Company discounts its policy and contract claim reserves for long-term disability insurance policies using disability tables and discount rates (generally 3.5% or 4.5%) approved by the Department. Reserves for unpaid policy and contract claims are estimated using individual-case-basis valuations and statistical analyses. Those estimates are subject to the effects of trends in claim severity and frequency. Although considerable variability is inherent in such estimates, management believes that the reserves for unpaid claims are adequate. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes known; such adjustments are included in current operations.

Separate Accounts

Separate account assets and liabilities reported in the accompanying combined statutory-basis balance sheets represent funds that are separately administered, principally for the benefit of certain policyholders and contract-holders as well as retirement benefits of employees of affiliated companies and for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the accompanying combined statutory-basis financial statements.

As of December 31, 2021 and 2020, the Company’s separate account statement included legally insulated assets of $ 56,676,000 and $51,335,000, respectively. A certain variable annuity product contains a mortality guarantee backed by the general account. In accordance with the guarantee, if there is a deficiency in the invested funds underlying the separate account contract reserves, the general account will fund the deficiency. The separate account does not pay risk charges to the general account for guarantees. The general account of the Company received $147,000 and $65,000 toward separate account guarantees in 2021 and 2020, respectively.

Fair Value of Financial Instruments

The carrying value of the Company’s financial instruments approximates their fair value except for bonds, stocks, policy loans, and mortgage loans. The carrying value and the fair value of bonds, stocks, policy loans, and mortgage loans are disclosed in Note 3. The carrying value and fair value of annuities and deposit funds are disclosed in Note 2.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

2.. Significant Accounting Policies (continued)

Error Correction

In 2020, the Company discovered errors in the guaranteed interest rate relating to Single Premium Deferred Annuity. The rate was lowered from 5.50% to 4.50% in 1993; however, this was not properly reflected in all contract summaries. In 2020, a liability for $1,982,000 was established for interest owed on terminated policies related to this error and $1,901,000 was recognized for additional reserves for in-force policies. Both amounts were adjusted through surplus.

Principles Based Reserving

In June 2016, the National Association of Insurance Commissioners issued new guidance on principles-based reserving (PBR). The guidance provided for a three-year period, during which companies were able to continue using the current reserve methodologies. Under PBR, companies will hold the higher of a) the reserve using prescribed factors and b) the reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The Company implemented PBR for all new life insurance contracts beginning January 1, 2020.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments

The carrying value and fair value of investments in bonds are summarized as follows:

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021
U.S. government and agencies	$39,785	$4,431	$(483)	$43,733
States and political subdivisions	1,213,219	179,285	(1,171)	1,391,333
Corporate securities	4,029,644	526,205	(10,042)	4,545,807
Commercial mortgage- backed securities	329,675	9,831	(1,216)	338,290
Residential mortgage-backed securities	492,753	37,419	(3,041)	527,131
SVO identified funds - ETFs	61,826	-	-	61,826
Other asset-backed securities	1,105,567	14,121	(4,689)	1,114,999
Bank Loans - Unaffiliated	8,399	-	(22)	8,377
Total bonds	$7,280,868	$771,292	$(20,664)	$8,031,496

At December 31, 2020
U.S. government and agencies	$39,479	$4,897	$(164)	$44,212
States and political subdivisions	1,155,321	211,943	(804)	1,366,460
Corporate securities	3,924,720	660,257	(7,512)	4,577,465
Commercial mortgage- backed securities	314,441	20,984	(426)	334,999
Residential mortgage-backed securities	587,337	52,426	(2,267)	637,496
SVO identified funds - ETFs	36,383	-	-	36,383
Other asset-backed securities	985,077	17,387	(6,149)	996,315
Bank Loans - Unaffiliated	8,385	-	(8)	8,377
Total bonds	$7,051,143	$967,894	$(17,330)	$8,001,707

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Fair values generally represent quoted market value prices for securities traded in the public marketplace or analytically determined values using bid or closing prices for securities not traded in the public marketplace.

The carrying value and fair value of investments in bonds at December 31, 2021, by contractual maturity, are shown in the following table. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying	Fair
	Value	Value
	(In Thousands)
Maturity:

In 2022	$133,282	$134,900
In 2023–2026	731,429	778,521
In 2027–2031	1,019,776	1,128,724
After 2031	3,398,161	3,938,728
Commercial mortgage-backed securities	329,675	338,290
Residential mortgage-backed securities	492,753	527,131
SVO identified funds - ETFs	61,826	61,826
Other asset-backed securities	1,105,567	1,114,999
Bank Loans - unaffiliated	8,399	8,377
Total bonds	$7,280,868	$8,031,496

Proceeds from sales of investments in bonds, including non-cash sales from reinsurance transactions were $11,967,000 and $1,514,281,000 during 2021 and 2020, respectively. Gross gains of $44,000 and $110,363,000 and gross losses of $20,000 and $17,010,000 were realized on those sales in 2021 and 2020, respectively.

Bonds with a statement value of $11,649,000 and $11,583,000 at December 31, 2021 and 2020, respectively, were restricted and on deposit with government authorities and reinsurers as required by law or contract.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The amortized cost, gross unrealized gains and losses, and fair value of investments in stocks are as follows:

	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(In Thousands)
At December 31, 2021
Preferred stocks – unaffiliated	$23,660	$1,762	$(27)	$25,395
Common stocks – unaffiliated	234,342	176,859	(2,352)	408,849
Common stocks – affiliated	23,278	10,017	–	33,295
Total stocks	$281,280	$188,638	$(2,379)	$467,539

At December 31, 2020
Preferred stocks – unaffiliated	$14,077	$1,915	$94	$15,898
Common stocks – unaffiliated	202,038	151,423	1,135	352,326
Common stocks – affiliated	23,277	9,383	–	32,660
Total stocks	$239,392	$162,721	$1,229	$400,884

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The following tables illustrate fair values and gross unrealized losses, aggregated by investment category and length of time that the individual securities have been in a continuous unrealized loss position:

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
December 31, 2021
Bonds:
U. S. government and agencies	$–	$–	$7,159	$483	$7,159	$483
States and political subdivisions	46,934	835	1,660	336	48,594	1,171
Corporate securities	190,314	4,972	77,864	5,070	268,178	10,042
Mortgage-backed securities:
Commercial	89,214	1,039	10,755	177	99,969	1,216
Residential	53,057	1,203	46,372	1,838	99,429	3,041
SVO identified funds-ETFs	56,475	–	–	–	56,475	–
Other asset-backed securities	186,603	1,407	156,454	3,282	343,057	4,689
Bank loans-unaffiliated	–	–	8,377	22	8,377	22
Total bonds	622,597	9,456	308,641	11,208	931,238	20,664

Common stocks: Unaffiliated	33,843	2,352	–	–	33,843	2,352
Preferred stocks: Unaffiliated	–	–	2,004	27	2,004	27
Total stocks	33,843	2,352	2,004	27	35,847	2,379
Total bonds and stocks	$656,440	$11,808	$310,645	$11,235	$967,085	$23,043

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

	Less Than 12 Months		12 Months or More		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
December 31, 2020
Bonds:
U. S. government and agencies	$7,477	$164	$–	$–	$7,477	$164
States and political subdivisions	11,087	452	1,736	352	12,823	804
Corporate securities	96,108	4,064	45,887	3,448	141,995	7,512
Mortgage-backed securities:
Commercial	22,580	252	4,071	174	26,651	426
Residential	38,723	505	38,944	1,762	77,667	2,267
Other asset-backed securities	127,214	2,682	116,124	3,467	243,338	6,149
Bank loans-unaffiliated	8,377	8	–	–	8,377	8
Total bonds	311,566	8,127	206,762	9,203	518,328	17,330
Common stocks: Unaffiliated	2,479	688	4,058	447	6,537	1,135
Preferred stocks: Unaffiliated	–	–	1,938	94	1,938	94
Total stocks	2,479	688	5,996	541	8,475	1,229
Total bonds and stocks	$314,045	$8,815	$212,758	$9,744	$526,803	$18,559

The Company believes that all unrealized losses on individual securities are a result of normal price fluctuations due to market conditions and are not an indication of OTTI. Market conditions include interest rate fluctuations, credit quality, and supply and demand. This determination is made in conjunction with the impairment criteria prescribed by NAIC standards. The Company has the intent and ability to hold these investments until maturity (for bonds) or until the fair value recovers above cost or amortized cost (for bonds and common stocks).

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

For the years ended December 31, 2021 and 2020, realized capital losses included $1,334,000 and $1,043,000, respectively, related to bonds and stocks that have experienced other-than-temporary declines in value.

For the years ended December 31, 2021 and 2020, realized capital losses included $0 and $641,000 respectively, related to other invested assets that have experienced other-than-temporary declines in value.

The Company owns 100% of COUNTRY Trust Bank and COUNTRY Capital Management Company. Summarized GAAP financial information for the noninsurance subsidiaries as of and for the years ended December 31 is as follows:

			COUNTRY Capital
	COUNTRY Trust Bank		Management Company
	2021	2020	2021	2020
	(In Thousands)

Total assets	$32,611	$31,177	$6,118	$5,552
Total stockholder’s equity	28,360	27,993	4,935	4,667
Total income	73,686	61,777	12,454	11,945
Total expenses	60,957	56,149	12,085	11,645
Net income	9,312	4,156	268	220

The carrying value of the Company’s investment in the common stock of its subsidiaries was $33,295,000 and $32,660,000 at December 31, 2021 and 2020, respectively. Included in the change in net unrealized gains and losses for the years ended December 31, 2021 and 2020, is an unrealized gain of $635,000 and $1,105,000 respectively, related to the change in carrying values of the Company’s investments in its subsidiaries.

During 2021 and 2020, the Company received dividends of $8,575,000 and $3,500,000, respectively, from COUNTRY Trust Bank.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The carrying value of policy loans was $ 383,159,000 and $390,469,000 at December 31, 2021 and 2020, respectively. The fair value of policy loans was $381,749,000 and $388,812,000 at December 31, 2021 and 2020, respectively. The carrying value of mortgage loans was $355,623,000 and $337,168,000 at December 31, 2021 and 2020, respectively. The fair value of mortgage loans was $370,523,000 and $364,948,000 at December 31, 2021 and 2020, respectively.

The Company invests in mortgage loans principally involving commercial real estate. The Company’s investments in mortgage loans generally consist of first- mortgage liens on completed income-producing properties. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages, was 75% for 2021 and 2020. The maximum and minimum interest rates of mortgage loans were 7.10% and 3.10%, and 7.10% and 3.25%, respectively, for 2021 and 2020. At December 31, 2021, 11%, or $39,253,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. At December 31, 2020, 16.0%, or $53,808,000, of the Company’s mortgage loans were collateralized by properties located in Illinois. The Company monitors the credit quality of its mortgage loans using the debt service coverage ratio, which measures the mortgagor’s ability to make the scheduled payments. Loans below 1.10 debt service coverage are maintained on a watch list. The loans above and below the prescribed debt service coverage ratio were $349,726,000 and $5,897,000, respectively, at December 31, 2021, and $330,966,000 and $6,202,000 at December 31, 2020.

As of December 31, 2021 and 2020, respectively, 100% of the Company’s mortgage loans held were current. There were no mortgage loans with interest past due. As of December 31, 2021 and 2020, respectively, the Company held six mortgage loans with carrying values of $36,656,000 and six mortgage loans with carrying values of $41,464,000 in which the Company was a participant or co-lender in a mortgage loan agreement. During 2021 and 2020, the Company foreclosed on no properties, and transferred no mortgage loans to real estates. The Company recorded no investments in impaired mortgage loans as of December 31, 2021 and 2020, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

The components of real estate at December 31 are summarized as follows:

	2021	2020
	(In Thousands)
Home office properties:
Land	$5,857	$5,662
Buildings and improvements	74,544	73,003
Accumulated depreciation	(46,037)	(44,694)
Total home office properties	34,364	33,971

Investment properties:
Land	1,018	1,963
Buildings	3,734	7,914
Accumulated depreciation	(986)	(4,093)
Nonadmitted	–	(1,982)
Total investment properties	3,766	3,802
Total real estate	$38,130	$37,773

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Net realized capital gains (losses) for the years ended December 31 are summarized as follows:

	2021	2020
	(In Thousands)
Bonds:
Gross gains	$7,263	$121,236
Gross losses	(2,647)	(18,983)
Total bonds	4,616	102,253

Common stocks:
Gross gains	43,209	55,852
Gross losses	(1,086)	(16,284)
Total common stocks	42,123	39,568

Other investments:
Preferred stocks	(1)	5
Real estate	(148)	–
Other invested assets	3,341	(751)
Total other investments	3,192	(746)

Amounts transferred to IMR, net	(4,701)	(83,815)
Federal income tax expense	(12,392)	(29,793)
Net realized capital gains	$32,838	$27,467

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Major categories of net investment income for the years ended December 31, 2021 and 2020, are summarized as follows:

	2021	2020
	(In Thousands)

Bonds	$329,031	$365,173
Preferred stocks – unaffiliated	1,207	768
Common stocks – unaffiliated	12,240	7,457
Common stocks – affiliated	8,575	3,500
Mortgage loans	17,509	15,456
Policy loans	16,287	17,178
Cash equivalents	475	1,078
Real estate	5,135	4,912
Other invested assets	28,736	8,984
Securities lending	147	620
Total investment income	419,342	425,126
Investment expenses	(9,047)	(9,405)
Net investment income	$410,295	$415,721

Real  estate  income  includes  amounts  for  the  occupancy of home  office properties of $2,687,000 and $2,451,000 in 2021 and 2020, respectively.

Securities were sold, redeemed or otherwise disposed of as a result of a callable feature which generated investment income. In 2021, there were one hundred thirty-one such securities, which generated investment income of $7,539,000. In 2020, there were two hundred eighty-one such securities, which generated investment income of $5,524,000.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

A summary of loan-backed securities, disclosed in the aggregate, classified on the basis for the OTTI as of December 31, 2021, is as follows:

	Amortized Cost	OTTI Recognized as Realized Loss	Fair Value
(In Thousands)

Intent to sell	$–	$–	$–
Inability to recover amortized cost basis	–	–	–
Present value of cash flows expected	11,058	1,334	13,766

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

The loan-backed securities with a recognized OTTI for the year ended December 31, 2021, are as follows:

CUSIP	Amortized Cost Before OTTI	OTTI Recognized as Realized Loss	Amortized Cost After OTTI	Fair Value

		(In Thousands)

12668ASS5	$1,172	$137	$1,035	$1,148
45660NZR9	33	24	9	45
46628YBA7	92	51	41	72
76112BRC6	168	35	133	370
90342WAJ6	955	110	845	1,525
12667GX24	678	78	600	666
126694PH5	273	31	242	280
12669G2V2	536	99	437	475
45660NZR9	8	5	3	21
46628YBA7	13	3	10	23
76112BRC6	102	23	79	248
90342WAJ6	899	54	845	1,461
126694JR0	129	34	95	110
126694XS2	876	114	762	872
362334AN4	389	46	343	361
46628YBA7	10	6	4	23
46629AAK7	380	51	329	371
61748HRZ6	432	78	354	375
90342WAJ6	898	53	845	1,624
12667GQB2	726	73	653	711
12667GYN7	593	66	527	570
3622MPAA6	223	37	186	199
362341S67	484	52	432	443
456606AF9	105	34	71	90
90342WAJ6	884	40	844	1,683

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

Prepayment assumptions were obtained from broker-dealer surveys, as reflected in industry sources such as IDC, or internal estimates. The Company has no significant concentrations of credit risk. The Company had no investments for which it was not practicable to estimate fair value.

Under the securities lending program, the Company requires a minimum percentage of 102% of the fair value of domestic securities loaned at the outset of the contract to be provided as collateral. At December 31, 2021 and 2020, bonds with a fair value of $109,943,000 and $105,416,000, respectively, were on loan under this program, while cash collateral held was $112,247,000 and $107,544,000, respectively. The Company receives collateral in the form of cash monies. All collateral is in an open position. The collateral is reinvested in a pool of funds with other security lender participants. Collateral is reinvested in a pool of high-quality securities, with an emphasis on liquidity and principal preservation.

The following table represents the Company’s reinvested collateral as a pro rata share of the investment pool as of December 31:

	2021		2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(In Thousands)

30 days or less	$72,261	$72,260	$81,514	$81,515
31 to 60 days	11,500	11,500	4,506	4,502
61 to 90 days	6,750	6,750	11,244	11,249
91 to 120 days	15,247	15,246	10,250	10,250
121 to 180 days	1,499	1,498	–	–
181 to 365 days	4,989	4,985	–	–
Total collateral reinvested	$112,246	$112,239	$107,514	$107,516

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

3. Investments (continued)

At December 31, 2021 and 2020, the number of remaining years of unexpired tax credits and the required holding period are as follows:

	2021		2020
Investment	Unexpired Tax Credits	Required Holding Period	Unexpired Tax Credits	Required Holding Period
Advantage Capital Colorado	4 years	4 years	5 years	5 years
LIHTC Investors LLC

The balance of the LIHTC investments recognized in the statement of financial position as of December 31, 2021 and December 31, 2020, was $ 180,000 and $240,000, respectively. The Company recognized $75,000 in LIHTC and other tax benefits during 2021 and 2020.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments

Assets and liabilities recorded at fair value in the accompanying combined statutory-basis balance sheets are categorized based upon the level of judgment associated with the inputs used to measure their fair values. The hierarchy of inputs is as follows:

Level Input	Input Definition

Level 1	Inputs that are unadjusted, quoted prices for identical assets or liabilities in active markets at the measurement date.
Level 2	Inputs other than quoted prices included in Level 1 that are observable for the asset or liability through corroboration with market data at the measurement date.
Level 3	Unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date.

The following tables summarize fair value measurements by level, measured at fair value on a recurring basis:

	Level 1	Level 2	Level 3	Total
December 31, 2021	(In Thousands)
Assets at Fair Value:
Bonds:
Corporate securities	$–	$3,110	$–	$3,110
Cash equivalents	205,368	–	–	205,368
Common stocks - unaffiliated	394,594	–	14,255	408,849
Preferred stocks - unaffiliated	21,321	2,158	139	23,618
SVO identified funds - ETFs	61,826	–	–	61,826
Securities lending reinvested collateral assets	–	82,980	–	82,980
Separate accounts	56,631	–	–	56,631
Total	$739,740	$88,248	$14,394	$842,382

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

Liabilities at Fair Value:
Liabilities at Fair Value:
Deposit Type Contracts	$567,771	$282,200	$–	$849,971
Total	$567,771	$282,200	$–	$849,971

	Level 1	Level 2	Level 3	Total
December 31, 2020	(In Thousands)
Assets at Fair Value:
Bonds:
Corporate bonds	$–	$19	$–	$19
Cash equivalents	98,707	–	–	98,707
Common stocks - unaffiliated	341,381	–	10,945	352,326
Residential mortgage-backed	–	432	–	432
SVO identified funds - ETFs	36,383	–	–	36,383
Securities lending reinvested collateral assets	–	85,998	–	85,998
Separate accounts	51,298	–	–	51,298
Total	$527,769	$86,449	$10,945	$625,163

Liabilities at Fair Value:
Liabilities at Fair Value:
Deposit Type Contracts	$465,547	$258,529	$–	$724,076
Total	$465,547	$258,529	$–	$724,076

There have been no changes in valuation techniques and inputs used in determining the fair values for Level 2 and Level 3 securities. Fair values for Level 2 securities are determined from prices obtained from various pricing sources. Fair values for Level 3 securities are either obtained from various pricing sources or are based on management’s judgment, based on information provided by the issuer. The Company had no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The following table summarizes the changes in fair value during 2021 and 2020 for the Level 3 assets disclosed above:

	Beginning Balance	Transfers In	Net Gain/Loss Included in Income/ Surplus	Net Purchases/ (Settlements)	Ending Balance

2021

Common stocks – unaffiliated	$10,945	$–	$–	$3,310	$14,255
Preferred stocks – unaffiliated	–	120	20	–	$140
	$10,945	$120	$20	$3,310	$14,395

2020

Common stocks – unaffiliated	$1,395	$–	$–	$9,550	$10,945
	$1,395	$–	$–	$9,550	$10,945

Transfers to or from Level 3 are generally recognized at the end of the reporting period. Preferred Stock - Unaffiliated Security, 455434886, Indianapolis Power and Light, transferred into Level 3 during the period and is now carried at fair value. There was no transfer in or out of Level 3 in 2020.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

The tables below reflect the fair values and admitted values of all admitted assets that are financial instruments as of December 31, 2021 and 2020 (in thousands):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3

December 31, 2021
U.S. government and agencies	$43,733	$39,785	$–	$43,733	$–
States and political subdivisions	1,391,333	1,213,219	–	1,387,565	3,768
Corporate securities	4,545,807	4,029,644	–	3,408,400	1,137,407
Commercial mortgage-backed securities	338,290	329,675	–	326,251	12,039
Residential mortgage-backed securities	527,131	492,753	–	527,131	–
Other asset-backed securities	1,114,999	1,105,567	–	647,154	467,845
SVO identified funds - ETFs	61,826	61,826	61,826	–	–
Bank loans	8,377	8,399	–	–	8,377
Total	8,031,496	7,280,868	61,826	6,340,234	1,629,436
Preferred stocks:
Unaffiliated	25,395	25,203	21,321	2,158	1,916
Common stocks:
Unaffiliated	408,849	408,849	394,594	–	14,255
Cash equivalents	205,368	205,368	205,368	–	–
Other invested assets:
Unaffiliated	38,474	33,419	–	38,294	180
Mortgage loans	370,523	355,623	–	–	370,523
Sec. lending reinv. coll. assets	112,240	112,240	–	112,240	–
Separate accounts	56,631	56,631	56,631	–	–
Total	$9,248,976	$8,478,201	$739,740	$6,492,926	$2,016,310

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

4. Fair Value of Financial Instruments (continued)

	Aggregate Value	Admitted Assets	Level 1	Level 2	Level 3
December 31, 2020
U.S. government and agencies	$44,212	$39,479	$–	$44,212	$–
States and political subdivisions	1,366,461	1,155,321	–	1,362,059	4,402
Corporate securities	4,577,465	3,924,720	–	3,439,786	1,137,679
Commercial mortgage-backed securities	334,998	314,441	–	333,060	1,938
Residential mortgage-backed securities	637,496	587,337	–	637,496	–
Other asset-backed securities	996,315	985,077	–	516,146	480,169
SVO identified funds - ETFs	36,383	36,383	36,383	–	–
Bank loans	8,377	8,385	–	–	8,377
Total	8,001,707	7,051,143	36,383	6,332,759	1,632,565
Preferred stocks:
Unaffiliated	15,898	14,077	13,711	210	1,977
Common stocks:
Unaffiliated	352,326	352,326	341,381	–	10,945
Cash equivalents	98,707	98,707	98,707	–	–
Other invested assets:
Unaffiliated	38,859	33,554	–	38,619	240
Affiliated	40,445	40,445	–	–	40,445
Mortgage loans	364,948	337,168	–	–	364,948
Sec. lending reinv. coll. assets	107,516	107,520	–	107,516	–
Separate accounts	51,298	51,298	51,298	–	–
Total	$9,071,704	$8,086,238	$541,480	$6,479,104	$2,051,120

The Company has no investments for which it was not practicable to estimate fair value.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes

COUNTRY Life and COUNTRY Investors will file a consolidated federal income tax return for 2021 with its parent, Illinois Agricultural Holding Company (IAHC) and subsidiaries. There was an amount due to IAHC for federal income taxes at December 31, 2021 of $218,000. The Company has a written agreement, which sets forth the manner in which the total combined federal income tax is allocated to each entity which is a party to the consolidation. As provided in Internal Revenue Service Regulation Section 1.1552-1(a)(2) as supplemented by the methodology in Section 1.1502-33(d)(3), allocation of the consolidated tax liability to each company of the consolidated group is based upon that company’s separate return liability provided, however, that intercompany transactions which are deferred under a consolidated return, as well as losses incurred and credits utilized by the consolidated group shall be recognized. Such provisions shall be applied, taking into account the subgroup method set forth in Treasury Regulation Section 1.1502-47 and the related limitations on utilizing a loss from a life or nonlife subgroup, as applicable, against the income of the other subgroup. Intercompany tax balances are settled within 30 days of the filing of the applicable estimated or actual consolidated federal income tax return. COUNTRY Life and COUNTRY Investors, the life subgroup, has federal and state income taxes receivable of $669,000 at December 31, 2021, for amended periods prior to joining the IAHC consolidated group tax returns.

The Company has no operating loss, net capital loss, or tax credit carryforwards for 2021 and 2020.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The components of the net admitted DTAs at December 31 are as follows:

	2021	2020	Change
	(In Thousands)
Gross deferred tax assets:
Capital	$2,312	$1,515	$797
Ordinary	152,215	145,876	6,339
Adjusted gross deferred tax assets:
Capital	2,312	1,515	797
Ordinary	152,215	145,876	6,339
Deferred tax liabilities:
Capital	71,575	49,002	22,573
Ordinary	39,606	40,461	(855)
Net deferred tax assets	43,346	57,928	(14,582)
Deferred tax assets nonadmitted:
Ordinary	8,272	23,488	(15,216)
Net admitted deferred tax assets:
Capital	(69,263)	(47,487)	(21,776)
Ordinary	104,337	81,927	22,410

Non-admitted DTAs decreased by $15,216,000 in 2021 and $7,591,000 in 2020.

There were no unrecognized deferred tax liabilities in 2021 or 2020.

The Company has not utilized tax planning strategies in determining its admitted DTAs during 2021 or 2020.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The detailed amounts of each component of the calculation of SSAP No. 101 are as follows:

	December 31
	2021	2020
	(In Thousands)

FIT recoverable through carryback – capital	$2,310	$1,510
Gross DTAs allowed per limitation threshold – ordinary	32,764	32,929
Gross DTAs offset by gross DTLs – ordinary	111,179	89,459
Gross DTAs offset by gross DTLs – capital	2	5
Total admitted DTA	$146,255	$123,903

The authorized control level risk-based capital (RBC) ratio used to determine the recovery period and threshold limitation was 1,179% and 1,159% in 2021 and 2020, respectively, and the amount of adjusted capital and surplus used to determine the recovery period and threshold limitation was $1,722,863,000 and $1,558,837,000 in 2021 and 2020, respectively. Using a 15% ratio, the threshold limitation was $258,429,000 and $228,949,000 in 2021 and 2020, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and liabilities are as follows:

	2021	2020	Change
	(In Thousands)
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$95,008	$90,580	$4,428
Deferred acquisition costs	40,332	37,385	2,947
Policyholder dividend accrual	12,633	12,095	538
Section 807(f) adjustments	1,981	2,499	(518)
TCJA reserves transition (2018-2025)	1,499	1,873	(374)
Other (items less than $1,000,000)	762	1,444	(682)
Total ordinary deferred tax assets	152,215	145,876	6,339
Non-admitted deferred tax assets	(8,272)	(23,488)	15,216
Admitted ordinary deferred tax assets	143,943	122,388	21,555
Capital:
Investments	2,310	1,510	800
Other	2	5	(3)
Total capital deferred tax assets	2,312	1,515	797
Non-admitted deferred tax assets	–	–	–
Admitted capital deferred tax assets	2,312	1,515	797
Admitted deferred tax assets	146,255	123,903	22,352
Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	28,703	26,633	2,070
TCJA reserves transition (2018-2025)	10,270	12,838	(2,568)
Section 807(f) adjustments	566	849	(283)
Other	67	141	(74)
Total ordinary deferred tax liabilities	39,606	40,461	(855)
Capital:
Investments	71,521	48,951	22,570
Real estate	54	51	3
Total capital deferred tax liabilities	71,575	49,002	22,573
Deferred tax liabilities	111,181	89,463	21,718
Net deferred tax assets	$35,074	$34,440	$634

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The components of income tax expense and the change in deferred tax assets and deferred tax liabilities for the years ended December 31 are as follows:

	2021	2020
	(In Thousands)

Change in deferred tax assets	$(7,137)	$2,545
Change in deferred tax liabilities	21,718	5,764
Net change in deferred taxes	14,581	8,309
Less unrealized loss	(20,084)	(6,868)
Net change in deferred taxes	(5,503)	1,441
Current income tax expense (benefit)	20,772	(10,827)
Current income tax expense on net capital gains	12,392	29,793
Income tax expense and change in deferred taxes	$27,661	$20,407

The Company’s income tax expense and change in deferred taxes differ from the amount obtained by applying the federal statutory rate of 21% for 2021 and 2020 to income before federal income taxes for the following reasons:

	2021	2020
	(In Thousands)

Expected federal income tax expense	$32,480	$29,848
Tax-exempt income	(971)	(982)
Change in non-admitted assets	(1,863)	633
Amortization (release) of IMR	1,126	(7,980)
Prior year true-ups	(1,234)	556
Current year adjustments through surplus	–	(815)
Dividends received deduction	(2,061)	(918)
Other, net	184	65
Income tax expense and change in deferred taxes	$27,661	$20,407

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

5. Federal Income Taxes (continued)

The Company did not recognize any liability for uncertain tax benefits. COUNTRY Life files tax returns in U.S. federal jurisdictions and several state jurisdictions. As of 2021, the tax years that remain subject to examination begin with 2016.

The Company recognizes interest and penalties related to unrecognized income tax benefits in its provision for income taxes. During the year, the Company recorded interest paid of $203,000 and interest refunded of $15,000 in 2021 and 2020, respectively. The Company recorded $20,000 of penalties in 2021 and none in 2020.

The Company did not recognize any liability for unrecognized tax benefits and does not expect the unrecognized tax positions to change significantly over the next twelve months.

6. Accident and Health Claim Reserves

The following table provides a reconciliation of the beginning and ending reserve balances for accident and health claim reserves included in policy reserves on the accompanying combined statutory-basis balance sheets as of December 31:

	2021	2020
	(In Thousands)

Claim reserve at beginning of year	$99,097	$106,771
Add provision for claims occurring in:
Current year	138,882	128,810
Prior years	(10,755)	(17,835)
Incurred losses during the current year	128,127	110,975

Deduct payments for claims occurring in:
Current year	100,420	93,963
Prior years	23,211	24,686
Claim payments during the current year	123,631	118,649
Claim reserve at end of year	$103,593	$99,097

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

7. Reinsurance

In the normal course of business, the Company assumes and cedes reinsurance with nonaffiliated insurance companies. Reinsurance provides greater diversification of business and limits the maximum net loss potential arising from large claims. Reinsurance does not discharge the Company from its primary liability to policyholders, and to the extent that a reinsurer would be unable to meet its obligations, the Company would be liable. A summary of the Company’s reinsurance with nonaffiliates as of and for the years ended December 31 is as follows:

	2021	2020
	(In Thousands)
Assumed:
Premiums earned	$60,239	$58,192
Benefits for policyholders and beneficiaries	60,035	54,827
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	3,234	3,337

Ceded:
Premiums earned	130,999	1,537,136
Benefits for policyholders and beneficiaries	180,504	1,530,489
Costs of servicing policyholders, administering insurance protection, and obtaining new insurance	13,857	(82,139)
Policy reserves	1,998,079	1,990,650
Policy and contract claims	9,807	8,048

In 2020, the Company entered into a coinsurance agreement covering 100% of the in force deferred annuity blocks equal to $1,444,457,000 in statutory reserves. This initial transfer resulted in a $1,444,457,000 credit to both the premium and annuity considerations line on the Combined Statements of Operations and the policy reserves line on the Combined Balance Sheets. The Company also incurred and reported on the Combined Statements of Operations commission expense of $92,811,000 on the commission and expense allowance on reinsurance ceded line and interest expense of $1,580,000 on the miscellaneous income (expense) line. The Company transferred a mix of investments and cash raised from selling investments in exchange for the reinsurance. Gains net of tax equal to $82,927,000 were transferred into IMR as a result of this transaction. Total past, present and future IMR gains related to these investments equaling $122,419,000 was amortized on the Combined Statements of Operations miscellaneous income (expense) line.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

8. Related-Party Transactions

The Company is a member of an insurance holding company group that consists of six insurance companies in addition to several noninsurance entities. The ultimate controlling company is the IAA. Control among group members is maintained through a combination of factors, including common management, interlocking boards of directors, and stock ownership.

The Company is a party to a service agreement with CC Services, Inc., an affiliate, whereby CC Services, Inc. provides all necessary management and operational services required to run its business, market its products, and service its policyholders. Expenses incurred by CC Services, Inc. are then shared among the Company and other members of the insurance holding company group on a basis that management believes is fair and which is consistently applied according to statutory accounting guidance. The cost of services provided to the Company from CC Services, Inc. totaled $121,472,000 and $128,776,000 in 2021 and 2020, respectively.

On December 19, 2017, the Company entered into a credit agreement with CC Services, Inc., whereby the Company agreed to provide access to loans in the aggregate of $100,000,000. On March 30, 2021, CC Services, Inc. repaid the outstanding loan balance of $37,000,000 in principal and $230,000 in interest to the Company. As of December 31, 2021 and 2020, $0 and $37,000,000 has been lent to CC Services, Inc. under the agreement. Interest is payable quarterly based on the outstanding balances which accrue at 1.5% per annum plus variable rates based on ten-year U.S. Treasury rates. A commitment fee is also payable quarterly on the daily unused portion of the $100,000,000 aggregate commitment which accrues at 0.05%. The ten-year U.S. Treasury rate for the first quarter of 2021 and the four quarters of 2020, based on the first day of the quarter, were 2.43% for 2021 and 1.65%, 1.88%, 0.62%, and 0.69% for 2020. As of December 31, 2021 and 2020, respectively, the Company recorded $465,000 and $1,034,000 of interest income related to the credit agreement. The credit agreement is scheduled to end on December 18, 2027, at which time CC Services, Inc. is required to repay to the Company the aggregate principal amount of all loans outstanding at that time. The credit agreement will remain open and CC Services, Inc. will still be responsible for the fee charged on the daily unused portion.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable

The Company is a member of the Federal Home Loan Bank of Chicago (FHLBC). This membership allows the Company to meet two separate strategies: first, to utilize a line of credit to meet short term operational cash needs; and second, to utilize borrowed funds to invest in higher yielding securities to maximize net investment income.

The Company has determined its maximum borrowing capacity as $1,226,651,000 based upon potential acquisition of FHLBC capital stock, as approved by the Company’s Board. The Company had no Membership Stock – Class B as of December 31, 2021 and 2020. The Company had $13,400,000 and $10,405,000 of Activity Stock at December 31, 2021 and 2020. There was no Membership Stock – Class B eligible for redemption in 2021 or 2020.

Under the FHLBC agreements, the Company is required to fund a collateral deposit account for the benefit of the lender. Securities, subject to valuation by the lender, in the collateral deposit account are required to be maintained in an amount at least equal to the outstanding loan principal.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9. Notes Payable (continued)

The amount of collateral pledged as of December 31, 2021 is as follows:

	Fair Value	Carrying Value
	(In Thousands)
Total collateral pledged	$395,495	$351,279
Maximum collateral pledged	400,043	353,944

The amount of collateral pledged as of December 31, 2020 is as follows:

	Fair Value	Carrying Value
	(In Thousands)
Total collateral pledged	$329,900	$281,755
Maximum collateral pledged	329,900	281,755

As of December 31, 2021, the Company had outstanding loans with a carrying value and face value of $297,769,000, due to the Federal Home Loan Bank of Chicago (FHLBC). The outstanding loans were issued on June 4, 2020, October 22, 2020, February 23, 2021, February 25, 2021, March 3, 2021, March 9, 2021, March 30, 2021, April 6, 2021, April 14, 2021, April 21, 2021, April 28, 2021, May 5, 2021, June 3, 2021, July 13, 2021, July 21, 2021, July 28, 2021, August 20, 2021, September 23, 2021, October 19, 2021, October 20, 2021, October 22, 2021, and October 27, 2021. Interest of $1,390,000 was paid during 2021.

The Company also has a line of credit with the FHLB. At December 31 2021 and 2020, the Company’s line of credit had no balance, and a balance of $40,500,000, respectively. The effective annual interest rate, and the annual rate at which interest accrued, on the loans and line of credit was 0.33% to 1.01%. Interest of $51,000 and $236,000 was paid during 2021 and 2020, respectively.

The loans are classified as funding agreements under SSAP 52 and is subject to prepayment penalties. The line of credit is classified as debt under SSAP 15 and is not subject to prepayment penalties.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

9.Notes Payable (continued)

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its subsidiary COUNTRY Investors. As of December 31, 2021, the Company had an outstanding loan with a carrying value and face value of $0, due to COUNTRY Investors. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, fluctuated between 0.02% and 0.37% during the period. Interest paid under this arrangement in the current period was $0.

As of December 31, 2020, the Company had an outstanding loan, with a carrying value and face value of $0, due to COUNTRY Investors. The effective interest rate, and the rate at which interest accrued, fluctuated between 0% and 1.81% in 2020. Interest paid under this arrangement was $3,000 in 2020.

In order to minimize the impact of large dollar transactions and achieve efficiencies in the management of cash, the Company has established a revolving line of credit with its insurance affiliate Cotton States Life Insurance Company (Cotton States). As of December 31, 2021, the Company had an outstanding loan with a carrying value and face value of $0, due to Cotton States. Debt and related interest issued under this arrangement is settled within 30 days following the end of a quarter - March 31, June 30, September 30, December 31. Interest on the line of credit is calculated daily based on the ending loan balance. The effective annual interest rate, and the annual rate at which interest accrued, fluctuated between 0.02% and 0.37% during the period. Interest paid under this arrangement in the current period was $0.

As of December 31, 2020, the Company had an outstanding loan, with a carrying value and face value of $0, due to Cotton States. The effective interest rate, and the rate at which interest accrued, fluctuated between 0.37% and 1.81% in 2020 Interest paid under this arrangement was $0 in 2020.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

10. Benefit Plans

The Company provides certain health care and life insurance benefits (postretirement benefits) for retirees and fully eligible employees who reached retirement age while working for the Company, which are funded on a pay-as-you -go basis. Subsequent to providing this benefit, all the Company employees were transferred to CC Services, Inc., and future earned benefits are a part of the overall CC Services, Inc. cost allocation. Life insurance benefits are generally set at a fixed amount and are not significant to the Company’s statutory-basis financial statements.

The Company also sponsors a postretirement health plan (the Plan) that covers the Company’s retirees. The Plan provides medical benefits prior to and subsequent to Medicare eligibility. The Plan is contributory, with retiree contributions adjusted when the retiree or spouse becomes eligible for Medicare.

The postretirement benefit plan has an accumulated postretirement obligation of $1,415,000 and $1,595,000 at December 31, 2021 and 2020, respectively, and no plan assets at both December 31, 2021 and 2020. The plan is underfunded at December 31, 2021 and 2020.

The weighted-average assumptions used to determine net periodic benefit costs were 2.09% and 3.09% for the years ended December 31, 2021 and 2020, respectively. The weighted-average assumptions used to determine the projected benefit obligations were 2.54% and 2.09% for the years ended December 31, 2021 and 2020, respectively.

The Company does not have any regulatory contribution requirements for 2021 and currently does not intend to make voluntary contributions to the Plan in 2021.

11. Capital and Surplus

Life/health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2021, the Company meets the RBC requirements.

The payment of dividends by the Company to IAHC is limited and can only be made from earned profits unless prior approval is received from the Department. The maximum amount of dividends that may be paid by the Company without prior approval of the Department is also subject to restrictions relating to statutory surplus and net income.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

11. Capital and Surplus (continued)

The Company paid dividends to IAHC totaling $19,423,000 and $19,423,000 on May 7, 2021 and May 7, 2020, respectively.

12. Commitments and Contingencies

In the normal course of business, the Company is involved in policy-related and non-policy-related litigation. In the opinion of the Company’s management, based on the advice of counsel, any potential settlements are either adequately provided for in the accompanying combined statutory-basis financial statements or would not have a material impact on the statutory-basis financial statements.

In accordance with the terms of its investments in certain joint ventures, the Company has given a commitment to provide $246,325,000 and $165,749,000 of additional capital contributions at December 31, 2021 and 2020, respectively.

In connection with the service agreement with CC Services, Inc., the Company has given an unconditional guarantee on credit agreements held by CC Services, Inc. from U.S. Bank of $30,000,000.

13. Subsequent Events

The Company recognizes in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the balance sheet dates. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Company is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

On January 7th, 2022 the Company closed on the sale of the building and land comprising a cold storage warehouse facility and office building which were held for sale as real estate investments located at 4475 East 50th Avenue, Denver, Colorado and 1702 North Collins Boulevard, Richardson, Texas. In the first quarter of 2022, the Company will recognize a gain on the sale of $21,361,000.

CC Services, Inc. gave notice to the Company of its intent to borrow $10,000,000 on its credit agreement with the Company on February 25th, 2022. The loan’s principal and interest at that date were $0 and $8,000, respectively.

COUNTRY Life/Health Group

Notes to Combined Statutory-Basis Financial Statements (continued)

13. Subsequent Events (continued)

Management has evaluated subsequent events through the issuance of these financial statements on April 22, 2022, and has determined that there have been no other events or transactions that have occurred during this period that materially impacted the amounts or disclosures in the Company’s financial statements.

Supplementary Information

EY Chicago 155 North Wacker Drive Suite 2000 Chicago, IL 60606	Tel: +1 312 879 2000 Fax: +1 312 879 4000 ey.com

Report of Independent Auditors on Supplementary Information

The Board of Directors

COUNTRY Life/Health Group

We have audited the combined statutory basis financial statements of COUNTRY Life/Health Group (the Company) as of and for the years ended December 31, 2021 and 2020, and have issued our report thereon dated April 22, 2022 which contained an adverse opinion with respect to conformity with U.S. generally accepted accounting principles and an unmodified opinion with respect to conformity with accounting practices prescribed or permitted by the Illinois Department of Insurance on those financial statements. Our audits were conducted for the purpose of forming an opinion on the combined financial statements as a whole. The accompanying combined supplemental schedule of selected statutory-basis financial data, combined supplemental investment disclosures, supplemental schedules of combination, and combined supplemental schedule of life and health reinsurance disclosures, are presented to comply with the National Association of Insurance Commissioners’ Annual Financial Reporting Model Regulation (#205), as adopted by Illinois, the National Association of Insurance Commissioners’ Annual Statement Instructions and the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audit of the combined statutory basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated, in all material respects, in relation to the combined financial statements as a whole.

Restriction on Use

This report is intended solely for the information and use of the Company and state insurance departments to whose jurisdiction the Company is subject and is not intended to be and should not be used by anyone other than these specified parties.

April 22, 2022

COUNTRY Life/Health Group

Combined Supplemental Schedule of Selected

Statutory-Basis Financial Data

(In Thousands)

December 31, 2021

Investment income earned:
Government bonds	$3,378
Other bonds	325,653
Preferred stocks – unaffiliated	1,207
Common stocks – unaffiliated	12,240
Common stocks – affiliated	8,575
Mortgage loans	17,509
Policy loans	16,287
Cash equivalents	475
Real estate	5,135
Other invested assets	28,736
Aggregate write-ins for investment income	147
Gross investment income	$419,342

Real estate owned (book value, less encumbrances)	$38,130

Mortgage loans (book value):
Commercial mortgages	$355,623
Total mortgage loans	$355,623

Mortgage loans by standing (book value):
Good standing	$355,623
Restructured	–
Overdue interest over 90 days	–
In process of foreclosure	–
$355,623

Other invested assets (statement value)	$362,343

COUNTRY Life/Health Group

Combined Supplemental Schedule of Selected

Statutory-Basis Financial Data (continued)

(In Thousands)

Bonds and stocks of parents, subsidiaries, and affiliates (statement value):
Preferred stocks	$–
Common stocks	33,295
Total bonds and stocks	$33,295

Bonds by class and maturity:
Bonds by maturity (statement value):
Due within 1 year or less	$353,547
Over 1 year through 5 years	1,376,369
Over 5 years through 10 years	1,734,373
Over 10 years through 20 years	1,877,082
Over 20 years	1,877,671
No maturity date	61,826
Total by maturity	$7,280,868

Bonds by class (statement value):
Class 1	$4,505,423
Class 2	2,400,718
Class 3	241,683
Class 4	71,305
Class 5	58,699
Class 6	3,040
Total by class	$7,280,868

Total bonds publicly traded	$4,408,316
Total bonds privately placed	$2,872,552

Preferred stocks (statement value)	$25,203
Common stocks (market value)	$442,144
Cash and cash equivalents	$194,855

Life insurance in force:
Ordinary	$43,250,530
Credit life	$943
Group life	$1,019,990

COUNTRY Life/Health Group

Combined Supplemental Schedule of Selected

Statutory-Basis Financial Data (continued)

(In Thousands)

Amount of accidental death insurance in force under ordinary policies		$118,716

Life insurance policies with disability provisions in force:
Ordinary		$6,226,422
Group life		$1,172,283

Supplementary contracts in force:
Ordinary – not involving life contingencies:
Amount on deposit		$295,341
Income payable		$10,639
Ordinary – involving life contingencies:
Income payable		$26,117

Annuities:
Ordinary:
Immediate – amount of income payable		$8,824
Deferred – fully paid – account balance		$1,047,884
Deferred – not fully paid – account balance		$1,859,252
Group:
Amount of income payable		$14,257
Fully paid – account balance		$24,478
Not fully paid – account balance	$

Accident and health insurance – premiums in force:
Group		$2,094
Other		$118,716

Deposit funds and dividend accumulations:
Deposit funds – account balance		$4,459
Dividend accumulations – account balance		$265,315

Claim payments 2021:
Group accident and health:
2021		$57,432
2020		$52,929
Other accident and health:
2021		$42,989
2020		$41,034

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure

December 31, 2021

Investment Risks Interrogatories

The Company’s total admitted assets, excluding separate account assets for the year ended December 31, 2021, are $9,466,634,000.

1.	Following are the ten largest exposures to a single issuer/borrower/investment by investment category, excluding (i) U.S. government, U.S. government agency securities, and those U.S. government money market funds listed in the Appendix to the Securities Valuation Office’s (SVO) Purposes and Procedures Manual as exempt; (ii) property occupied by the Company; and (iii) policy loans.

Issuer	Description of Exposure	Amount	Percentage of Total Admitted Assets

Frem Mil HSG 2015-R1	CMO	$70,768,461	0.7%
Federal Farm Credit Bank	Bonds	68,461,704	0.7
Chicago Pacific Founders Fund	Limited partnership	52,641,411	0.6
Berkshire Hathaway	Bonds/CMO	48,815,265	0.5
Duke Energy	Bonds	46,690,564	0.5
Pimco Tactical Opp Fund	Limited partnership	39,734,463	0.4
Exelon Corp	Limited partnership	38,453,150	0.4
Dominion Energy	Limited partnership	38,327,147	0.4
Nextera Energy	Limited partnership	37,928,895	0.4
AEP Transmission Co	Limited partnership	29,805,928	0.3

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

2.	The Company’s total admitted assets held in bonds and preferred stocks by NAIC rating at December 31, 2021, are:

Bonds	Amount	Percentage of Total Admitted Assets	Preferred Stocks	Amount	Percentage of Total Admitted Assets

NAIC-1	$4,505,422,766	47.6%	P/RP-1	$506,700	–%

NAIC-2	2,400,717,852	25.4	P/RP-2	11,695,328	0.1

NAIC-3	241,683,037	2.6	P/RP-3	2,004,800	–

NAIC-4	71,305,085	0.8	P/RP-4	10,754,217	0.1

NAIC-5	58,698,995	0.6	P/RP-5	–	–

NAIC-6	3,040,115	–	P/RP-6	242,200	–

3.	The Company’s total admitted assets held in foreign investments by NAIC rating at December 31, 2021, are:

NAIC Rating	Amount	Percentage of Total Admitted Assets

NAIC-1	$620,937,988	6.6%
NAIC-2	34,364,237	0.4
NAIC-3 or below	9,555,356	0.1

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

4.	The Company’s two largest foreign investment exposures in a single country at December 31, 2021, are:

Countries	Amount	Percentage of Total Admitted Assets

NAIC-1:
Cayman Islands	$170,328,798	1.8%
Australia	102,676,396	1.1

NAIC-2:
Mexico	27,832,670	0.3
Uruguay	3,765,760	0.0

NAIC-3 or below:
Columbia	8,572,947	0.1

5.	Following are the ten largest non-sovereign foreign issues:

Issuer	NAIC Designation	Amount	Percentage of Total Admitted Assets

Shell International	1FE	$17,405,689	0.2%
Norspan LNG IV A5	2PL	15,901,267	0.2
Blackrock Rainer CLO 2021-6	1FE	14,500,000	0.2
Thames Water 2018-B	2	14,000,000	0.1
OHA Credit 2020-6A AR Mix CLO	1FE	13,750,000	0.1
Siemens Fin NV	1FE	13,190,533	0.1
Equinor ASA	1FE	13,150,285	0.1
Lyb International Finance B.V.	2FE	12,977,533	0.1
Anglian Water	1FE	12,000,000	0.1
Dryden Senior 2020-86A A1R Mix CLO	1FE	11,760,000	0.1

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

6.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets at December 31, 2021.

7.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’s total admitted assets at December 31, 2021.

8.	The Company’s admitted assets held in the largest ten equity interests (including investments in the shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO’s Purposes and Procedures Manual as exempt or Class 1) at December 31, 2021, are:

Issuer	Amount	Percentage of Total Admitted Assets

Chicago Pacific Founders Fund	$52,641,411	0.6
Pimco Tactical Opp Fund	39,734,463	0.4
COUNTRY Trust Bank	28,359,890	0.3
Pimco Corp Opp Fund III	23,311,405	0.2
Apple	18,835,738	0.2
Microsoft	18,615,312	0.2
Banc Fund IX LP	15,167,851	0.2
Federal Home Loan Bank of Chicago	14,254,583	0.2
Alphabet Inc	12,566,323	0.1
Vanguard Extended Mkt Index	12,010,320	0.1

9.	Assets held in nonaffiliated, privately placed equities are more than 2.5% of the Company’s total admitted assets at December 31, 2021.

10.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets at December 31, 2021.

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

11.	With respect to mortgage loans reported in Schedule B:

a.	Each of the ten largest aggregate mortgage interests at December 31, 2021. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or group of properties:

Type	Amount	Percentage of Total Admitted Assets

Odex Investments IV, LLC - Commercial	$9,211,277	0.1%
Bertelkamp Lane LLC - Commercial	8,471,349	0.1
303 Banyan Street LLC - Commercial	8,093,027	0.1
G & K Lakeview Associates LLC - Commercial	8,025,398	0.1
Hal Properties at Lee Pointe No. 5 LLC - Commercial	7,753,809	0.1
HD Green Springs LLC - Commercial	7,740,000	0.1
Green Springs Center, LLC Commercial	7,668,330	0.1
Triangle Investors LLC - Commercial	7,558,850	0.1
McManus Industrial, LLC - Commercial	7,073,761	0.1
Gallery Row Group - Commercial	6,815,609	0.1

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

b.	Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date. The Company has no residential or agricultural mortgage loans outstanding at December 31, 2021.

Loan-to-Value Ratio		Commercial	Percentage of Total Admitted Assets

i.	Above 95%	$–	–%
ii.	91% to 95%	–	–
iii.	81% to 90%	–	–
iv.	71% to 80%	–	–
v.	Below 70%	355,623,046	3.8

12.	Assets held in real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets at December 31, 2021.

13.	Assets held in mezzanine real estate loans reported in Schedule B are less than 2.5% of the Company’s total admitted assets at December 31, 2021.

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Investment Risks Interrogatories (continued)

14. The Company’s total admitted assets are subject to the following types of agreements as of:

	December 31 2021	Percentage of Total Admitted Assets	March 31 2021	June 30, 2021	September 30, 2021

a. Securities lending	$109,942,645	1.2%	$93,293,652	$83,259,863	$96,632,467
b. Repurchase agreements	–	–	–	–	–
c. Reverse repurchase agreements	–	–	–	–	–
d. Dollar repurchase agreements	–	–	–	–	–
e. Dollar reverse repurchase agreements	–	–	–	–	–

15.	The Company held no warrants, options, caps, or floors at December 31, 2021.

16.	The Company did not have potential exposure for collars, swaps, and forwards during 2021.

17.	The Company did not have potential exposure for futures contracts during 2021.

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Summary Investment Schedule

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending	Total Amount	Percentage

Investment categories
Bonds:
U.S. government	$91,060,320	1.0%	$91,060,320	$-	$91,060,320	1.0%
All other governments	13,671,587	0.1	13,671,587	-	13,671,587	0.1
U.S. states, territories, and possessions, guaranteed	54,676,187	0.6	54,676,187	-	54,676,187	0.6
U.S. political subdivisions of states territories, and possessions guaranteed	313,940,913	3.4	313,940,913	-	313,940,913	3.4
U.S. special revenue and special assessment obligations, non-guaranteed	993,734,706	10.8	993,734,706	-	993,734,706	10.8
Industrial and miscellaneous	5,688,761,901	61.9	5,688,761,901	-	5,688,761,901	61.9
Hybrid securities	54,797,205	0.6	54,797,205	-	54,797,205	0.6
SVO identified funds	61,826,183	0.7	61,826,183	-	61,826,183	0.7
Unaffiliated bank loans	8,398,849	0.1	8,398,849	-	8,398,849	0.1
Total bonds	7,280,867,851	79.2	7,280,867,851	-	7,280,867,851	79.2
Preferred stocks:
Industrial and miscellaneous (unaffiliated)	25,203,245	0.3	25,203,245	-	25,203,245	0.3
Common stocks:
Industrial and miscellaneous publicly traded (unaffiliated)	259,380,755	2.8	259,380,755	-	259,380,755	2.8
Industrial and miscellaneous other (unaffiliated)	14,254,583	0.2	14,254,583	-	14,254,583	0.2
Parents, subsidiaries, and affiliates	33,294,677	0.4	33,294,677	-	33,294,677	0.4
Mutual funds	135,213,527	1.5	135,213,527	-	135,213,527	1.5
Total common stocks	442,143,542	4.8	442,143,542	-	442,143,542	4.8
Mortgage loans:
Commercial mortgages	355,623,046	3.9	355,623,046	-	355,623,046	3.9
Real estate:
Properties occupied by company	34,363,850	0.4	34,363,850	-	34,363,850	0.4
Properties held for production of income	3,765,665	0.0	3,765,665	-	3,765,665	0.0
Properties held for sale	1,704,383	0.0	-	-	-	0.0
Total real estate	39,833,898	0.4	38,129,515	-	38,129,515	0.4

COUNTRY Life/Health Group

Combined Supplemental Investment Disclosure (continued)

Summary Investment Schedule (continued)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
	Amount	Percentage	Amount	Securities Lending	Total Amount	Percentage

Investment categories (continued)
Cash, cash equivalents, and
short-term investments:
Cash	$(10,513,469)	(0.1%)	$(10,513,469)	$29,260,632	$18,747,163	0.2%
Cash equivalents	205,368,070	2.2	205,368,070	9,499,627	214,867,697	2.3
Short-term investments	-	0.0	-	73,479,728	73,479,728	0.8
Total cash, cash equivalents, and
short-term investments	194,854,601	2.1	194,854,601	112,239,987	307,094,588	3.3

Contract loans	383,656,343	4.2	383,158,677	-	383,158,677	4.2
Other invested assets	362,343,046	3.9	362,343,046	-	362,343,046	3.9
Securities lending	112,239,987	1.2	112,239,987	-	-	-
Total invested assets	$9,196,765,559	100.0%	$9,194,563,510	$112,239,987	$9,194,563,510	100.0%

COUNTRY Life/Health Group

Combining Balance Sheets – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$7,063,963	$216,905		$7,280,868
Preferred stocks	25,203	–	–	25,203
Common stocks ( A )	658,362	–	(216,218)	442,144
Mortgage loans	355,623	–	–	355,623
Policy loans	382,777	382	–	383,159
Cash and cash equivalents	167,402	27,453	–	194,855
Real estate	38,130	–	–	38,130
Other invested assets ( B )	362,814	–	(471)	362,343
Securities lending reinvested collateral	112,239	–	–	112,239
Total cash and invested assets	9,166,513	244,740	(216,689)	9,194,564

Premiums deferred and uncollected	136,682	–	–	136,682
Accrued investment income	66,698	1,533	(3)	68,228
Due from affiliates ( C )	1,095	26	(1,073)	48
Federal income taxes recoverable, including net				–
deferred tax assets (2020 – $34,440)	39,328	2,172	–	41,500
Reinsurance balances recoverable ( D )	28,443	19,087	(24,648)	22,882
Other assets	2,594	155	(19)	2,730
Separate accounts	1,401	55,275	–	56,676
Total admitted assets	$9,442,755	$322,987	$(242,432)	$9,523,310

Eliminations

( A ) Eliminate COUNTRY Investors common stock balance owned by COUNTRY Life

( B ) Eliminate intercompany borrowing balances between COUNTRY Life and COUNTRY Investors

( C ) Eliminate intercompany receivable balances between COUNTRY Life and COUNTRY Investors

( D ) Eliminate intercompany reinsurance receivable balances between COUNTRY Life and COUNTRY Investors

	December 31, 2021
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$6,563,543	$38,509		$6,602,052
Liability for deposit-type contracts	849,971	–	–	849,971
Policy and contract claims	35,657	–	–	35,657
Dividends payable to policyholders	60,253	–	–	60,253
Commissions and expenses due or accrued	19,437	–	(19)	19,418
Federal income taxes payable	5,916	98	–	6,014
Unearned investment income	8,708	21	–	8,729
Asset valuation reserve	189,825	1,113	–	190,938
Payable to reinsurers ( A )	30,893	5,554	(24,648)	11,799
Interest maintenance reserve	–	987	–	987
Due to affiliates ( B )	2,763	1,106	(1,073)	2,796
Payable for securities	6,645	–	–	6,645
Borrowed money ( C )	1	474	(474)	1
Other liabilities	20,601	3,632	–	24,233
Securities lending collateral held	112,247	–	–	112,247
Separate accounts	1,401	55,275	–	56,676
Total liabilities	7,907,861	106,769	(26,214)	7,988,416

Commitments and contingencies

Capital and surplus:
Common stock – par value $25 per share – 179,980 shares
authorized, issued, and outstanding ( D )	4,500	3,000	(3,000)	4,500
Gross paid-in and contributed surplus ( E )	22,703	27,000	(27,000)	22,703
Unassigned surplus ( F )	1,507,815	186,218	(186,218)	1,507,815
Treasury stock	(124)	–	–	(124)
Total capital and surplus	1,534,894	216,218	(216,218)	1,534,894
Total liabilities and capital and surplus	$9,442,755	$322,987	$(242,432)	$9,523,310

Eliminations

( A ) Eliminate intercompany reinsurance payable balances between COUNTRY Life and COUNTRY Investors

( B ) Eliminate intercompany payable balances between COUNTRY Life and COUNTRY Investors

( C ) Eliminate intercompany borrowing balances between COUNTRY Life and COUNTRY Investors

( D ) Eliminate COUNTRY Investors common stock outstanding owned by COUNTRY Life

( E ) Eliminate COUNTRY Investors gross paid-in and contributed surplus

( F ) Eliminate COUNTRY Investors unassigned surplus

COUNTRY Life/Health Group

Combining Balance Sheets – Statutory-Basis

	December 31, 2020
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Admitted assets
Cash and invested assets:
Bonds	$6,833,109	$218,034		$7,051,143
Preferred stocks	14,077	–	–	14,077
Common stocks ( A )	595,951	–	(210,965)	384,986
Mortgage loans	337,168	–	–	337,168
Policy loans	390,135	334	–	390,469
Cash and cash equivalents	62,482	25,288	–	87,770
Real estate	37,773	–	–	37,773
Other invested assets ( B )	316,142	–	(3,573)	312,569
Securities lending reinvested collateral	107,521	(1)	–	107,520
Total cash and invested assets	8,694,358	243,655	(214,538)	8,723,475

Premiums deferred and uncollected	125,568	–	–	125,568
Accrued investment income	68,105	1,620	–	69,725
Due from affiliates ( C )	3,463	87	(3,355)	195
Federal income taxes recoverable, including net deferred tax assets (2020 – $34,440)	45,851	2,375	–	48,226
Reinsurance balances recoverable ( D )	19,354	17,683	(24,594)	12,443
Other assets	4,544	578	2	5,124
Separate accounts	1,298	50,037	–	51,335
Total admitted assets	$8,962,541	$316,035	$(242,485)	$9,036,091

Eliminations

( A ) Eliminate COUNTRY Investors common stock balance owned by COUNTRY Life

( B ) Eliminate intercompany borrowing balances between COUNTRY Life and COUNTRY Investors

( C ) Eliminate intercompany receivable balances between COUNTRY Life and COUNTRY Investors

( D ) Eliminate intercompany reinsurance receivable balances between COUNTRY Life and COUNTRY Investors

	December 31, 2020
	COUNTRY Life	COUNTRY Investors	Eliminations		Combined
	(In Thousands)
Liabilities and capital and surplus
Policy reserves	$6,373,198	$37,149	$		$6,410,347
Liability for deposit-type contracts	724,077	–		–	724,077
Policy and contract claims	41,241	–		–	41,241
Dividends payable to policyholders	57,715	–		–	57,715
Commissions and expenses due or accrued	18,143	27		(19)	18,151
Federal income taxes payable	46	–		–	46
Unearned investment income	9,018	17		–	9,035
Asset valuation reserve	171,087	1,068		–	172,155
Payable to reinsurers ( A )	29,115	6,901		(24,594)	11,422
Interest maintenance reserve	–	1,134		–	1,134
Due to affiliates ( B )	1,728	3,494		(3,355)	1,867
Payable for securities	10,000	–		–	10,000
Borrowed money ( C )	40,515	3,573		(3,573)	40,515
Other liabilities	19,932	1,672		19	21,623
Securities lending collateral held	107,544	–		–	107,544
Separate accounts	1,298	50,037		–	51,335
Total liabilities	7,604,657	105,072		(31,522)	7,678,207

Commitments and contingencies

Capital and surplus:
Common stock – par value $25 per share – 179,980 shares authorized, issued, and outstanding ( D )	4,500	3,000		(3,000)	4,500
Gross paid-in and contributed surplus ( E )	22,703	27,000		(27,000)	22,703
Unassigned surplus ( F )	1,330,805	180,965		(180,965)	1,330,805
Treasury stock	(124)	–		–	(124)
Total capital and surplus	1,357,884	210,965		(210,965)	1,357,884
Total liabilities and capital and surplus	$8,962,541	$316,037		$(242,487)	$9,036,091

Eliminations

( A ) Eliminate intercompany reinsurance payable balances between COUNTRY Life and COUNTRY Investors

( B ) Eliminate intercompany payable balances between COUNTRY Life and COUNTRY Investors

( C ) Eliminate intercompany borrowing balances between COUNTRY Life and COUNTRY Investors

( D ) Eliminate COUNTRY Investors common stock outstanding owned by COUNTRY Life

( E ) Eliminate COUNTRY Investors gross paid-in and contributed surplus

( F ) Eliminate COUNTRY Investors unassigned surplus

COUNTRY Life/Health Group

Combining Statements of Operations – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors		Eliminations		Combined
	(In Thousands)
Premium and annuity considerations	$562,672	$		$		$562,672
Supplemental contract considerations	3,372		–		–	3,372
Net investment income	401,739		8,556		–	410,295
Amortization of interest maintenance reserve	(811)		150		–	(661)
Commission and expense allowance on reinsurance ceded ( A )	13,654		11,635		(11,432)	13,857
Other (expense)/income/ ( B )	(245)		(2,462)		2,826	119
Total income/(expense)	980,381		17,879		(8,606)	989,654

Death benefits	192,740		–		–	192,740
Annuity benefits including surrenders	105,790		–		–	105,790
Disability benefits and benefits under accident and						–
health contracts	123,905		–		–	123,905
Other policy and contract benefits	32,942		–		–	32,942
Changes in policy reserves	190,345		1,360		–	191,705
Total benefits incurred	645,722		1,360		–	647,082

Commission expenses incurred ( A )	46,897		2,613		(11,432)	38,078
General insurance expenses	116,168		7,542		–	123,710
Insurance, taxes, licenses and fees	16,657		1,480		–	18,137
Total operating expenses	179,722		11,635		(11,432)	179,925

Miscellaneous income/(expense) ( B )	6,024		2,493		(2,826)	5,691

Net operating income	160,961		7,377		–	168,338
Dividends to policyholders	58,729		–		–	58,729
Net income before federal income taxes and net realized capital gains	102,232		7,377		–	109,609
Federal income tax expense	(18,785)		(1,987)		–	(20,772)
Net income before net realized capital gains	83,447		5,390		–	88,837
Net realized capital gains/(losses)	32,886		(48)		–	32,838
Net income	$116,333		$5,342		$–	$121,675

Eliminations

( A ) Eliminate intercompany reinsurance commission allowance between COUNTRY Investors and COUNTRY Life

( B ) Eliminate intercompany reinsurance experience and reserve adjustments between COUNTRY Life and COUNTRY Investors

COUNTRY Life/Health Group

Combined Statements of Operations – Statutory-Basis

	December 31, 2020
	COUNTRY Life	COUNTRY Investors		Eliminations		Combined
	(In Thousands)
Premium and annuity considerations	$(860,562)	$		$		$(860,562)
Supplemental contract considerations	9,350		–		–	9,350
Net investment income	406,809		8,912		–	415,721
Amortization of interest maintenance reserve	(742)		135		–	(607)
Commission and expense allowance on reinsurance ceded ( A )	(82,339)		12,723		(12,523)	(82,139)
Other expense ( B )	(29)		(6,579)		5,935	(673)
Total income	(527,513)		15,191		(6,588)	(518,910

Death benefits	189,738		–		–	189,738
Annuity benefits including surrenders	199,637		–		–	199,637
Disability benefits and benefits under accident and						–
health contracts	119,389		–		–	119,389
Other policy and contract benefits	32,070		–		–	32,070
Changes in policy reserves	(1,265,444)		298		–	(1,265,146)
Total benefits incurred	(724,610)		298		–	(724,312)

Commission expenses incurred ( A )	45,349		2,816		(12,523)	35,642
General insurance expenses	124,040		8,345		–	132,385
Insurance, taxes, licenses and fees	15,076		1,562		–	16,638
Total operating expenses	184,465		12,723		(12,523)	184,665

Miscellaneous income ( B )	120,802		5,476		(5,935)	120,343

Net operating income	133,434		7,646		–	141,080
Dividends to policyholders	56,204		–		–	56,204
Net income before federal income taxes and net realized capital gains	77,230		7,646		–	84,876
Federal income tax beneft/(expense)	12,952		(2,125)		–	10,827
Net income before net realized capital gaines	90,182		5,521		–	95,703
Net realized capital gains	27,591		(124)		–	27,467
Net income	$117,773		$5,397		$–	$123,170

Eliminations

( A ) Eliminate intercompany reinsurance commission allowance between COUNTRY Investors and COUNTRY Life

( B ) Eliminate intercompany reinsurance experience and reserve adjustments between COUNTRY Life and COUNTRY Investors

COUNTRY Life/Health Group

Combining Statements of Changes in Capital and Surplus – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Capital and surplus, beginning of year ( A )	$1,357,884	$210,966	$(210,966)	$1,357,884
Net income	116,333	5,342	–	121,675
Change in net unrealized gains and losses ( B )	81,509	(66)	(5,254)	76,189
Change in nonadmitted assets	12,403	(549)	–	11,854
Change in net deferred income tax assets	4,931	572	–	5,503
Change in asset valuation reserve	(18,738)	(45)	–	(18,783)
Dividends to stockholders	(19,423)	–	–	(19,423)
Change in liability for OPEB benefits	(5)	–	–	(5)
Correction of error related to statutory reserves assumed				–
from affiliate (Note 2)	–	–	–	–
Net increase	177,010	5,254	(5,254)	177,010
Capital and surplus, end of year	$1,534,894	$216,220	$(216,220)	$1,534,894

Eliminations

( A ) Eliminate COUNTRY Investors beginning surplus balance

( B ) Eliminate unrealized gain on COUNTRY Investors stock for the period presented

COUNTRY Life/Health Group

Combining Statements of Changes in Capital and Surplus – Statutory-Basis

	December 31, 2020
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Capital and surplus, beginning of year ( A )	$1,272,842	$205,059	$(205,059)	$1,272,842
Net income	117,773	5,397	–	123,170
Change in net unrealized gains and losses ( B )	32,856	(3)	(5,907)	26,946
Change in nonadmitted assets	(28,035)	127	–	(27,908)
Change in net deferred income tax assets	(1,950)	509	–	(1,441)
Change in asset valuation reserve	(12,568)	(123)	–	(12,691)
Dividends to stockholders	(19,424)	–	–	(19,424)
Change in liability for OPEB benefits	273	–	–	273
Correction of error related to statutory reserves assumed				–
from affiliate (Note 2)	(3,883)	–	–	(3,883)
Net increase	85,042	5,907	(5,907)	85,042
Capital and surplus, end of year	$1,357,884	$210,966	$(210,966)	$1,357,884

Eliminations

( A ) Eliminate COUNTRY Investors beginning surplus balance

( B ) Eliminate unrealized gain on COUNTRY Investors stock for the period presented

COUNTRY Life/Health Group

Combining Statements of Cash Flow – Statutory-Basis

	December 31, 2021
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Operating activities
Premiums collected, net of reinsurance	556,742	(455)	455	$556,742
Net investment income	409,687	8,096	3	417,786
Other losses ( A )	13,557	12,613	(11,432)	14,738
Benefits and loss-related payments	(468,693)	(5,120)	5,531	(468,282)
Commissions and expenses paid ( A )	(173,986)	(9,852)	5,446	(178,392)
Dividends paid to policyholders	(56,191)	–	–	(56,191)
Federal income taxes paid	(18,202)	(1,633)	–	(19,835)
Net cash used in operating activities	262,914	3,649	3	266,566

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	688,078	41,642	–	729,720
Stocks	109,391	–	–	109,391
Mortgage loans	52,854	–	–	52,854
Real estate	–	–	–	–
Other invested assets ( B )	198,222	25,797	(3,102)	220,917
Net losses on cash and short-term investments	(17)	(5)	–	(22)
Miscellaneous proceeds	–	–	–	–
Total investment proceeds	1,048,528	67,434	(3,102)	1,112,860

Purchases of investments:
Bonds	(921,315)	(40,041)	–	(961,356)
Stocks	(109,155)	–	–	(109,155)
Mortgage loans	(71,309)	–	–	(71,309)
Real estate	(1,713)	–	–	(1,713)
Other invested assets ( B )	(170,142)	(25,797)	–	(195,939)
Miscellaneous applications	(7,851)	–	–	(7,851)
Total investments purchased	(1,281,485)	(65,838)	–	(1,347,323)
Decrease in policy loans	6,860	(48)	–	6,812
Net cash used in investing activities	(226,097)	1,548	(3,102)	(227,651)

Financing and miscellaneous activities
Borrowed funds received ( B )	(40,515)	(3,099)	3,099	(40,515)
Net withdrawals on deposit-type contract funds	125,894	–	–	125,894
Dividends to stockholder	(19,423)	–	–	(19,423)
Other cash used in financing and miscellaneous activities	2,148	66	–	2,214
Net cash used in financing and miscellaneous activities	68,104	(3,033)	3,099	68,170

Increase in cash and cash equivalents	104,921	2,164	–	107,085
Cash and cash equivalents, beginning of year	62,480	25,289	1	87,770
Cash and cash equivalents, end of year	$167,401	$27,453	$1	$194,855

Supplemental disclosures of cash flow information for non-cash transactions:
Bond non-cash transactions - exchanges	$30,011	526		$30,537
Bond non-cash transactions - in-kind transfer	–	-		–
Common Stock non-cash transactions - bonds	42	-		42
Common Stock non-cash transactions - exchanges	–	-		–
Common Stock non-cash transactions - spinoffs	–	-		–
Common Stock non-cash transactions - other invested assets	363	-		363
Preferred stock non-cash transactions - exchanges	507	-		507
Preferred stock non-cash transactions - common stock reclassification	10,085	-		10,085

Eliminations

( A ) Eliminate intercompany reinsurance commission and experience adjustments

( B ) Eliminate intercompany borrowing activity between COUNTRY Life and COUNTRY Investors

COUNTRY Life/Health Group

Combining Statements of Cash Flow – Statutory-Basis

	December 31, 2020
	COUNTRY Life	COUNTRY Investors	Eliminations	Combined
	(In Thousands)
Operating activities
Premiums collected, net of reinsurance	(858,373)	(54)	54	$(858,373)
Net investment income	433,341	8,956	(9)	442,288
Other losses ( A )	(82,308)	13,623	(12,523)	(81,208)
Benefits and loss-related payments	(528,608)	(1,923)	3,571	(526,960)
Commissions and expenses paid ( A )	(180,947)	(14,568)	8,879	(186,636)
Dividends paid to policyholders	(54,622)	–	–	(54,622)
Federal income taxes paid	(10,543)	(2,615)	–	(13,158)
Net cash used in operating activities	(1,282,060)	3,419	(28)	(1,278,669)

Investing activities
Proceeds from investments sold, matured, or repaid:
Bonds	1,522,154	50,532	–	1,572,686
Stocks	238,958	–	–	238,958
Mortgage loans	29,920	–	–	29,920
Real estate	–	–	–	–
Other invested assets ( B )	99,215	23,391	2,053	124,659
Net losses on cash and short-term investments	(70)	(13)	–	(83)
Miscellaneous proceeds	131,018	15	–	131,033
Total investment proceeds	2,021,195	73,925	2,053	2,097,173

Purchases of investments:
Bonds	(428,675)	(49,401)		(478,076)
Stocks	(191,831)	–	–	(191,831)
Mortgage loans	(61,018)	–	–	(61,018)
Real estate	(4,792)	–	–	(4,792)
Other invested assets ( B )	(132,267)	(23,391)	–	(155,658)
Miscellaneous applications	–	–	–	–
Total investments purchased	(818,583)	(72,792)	–	(891,375)
Decrease in policy loans	542	25	–	567
Net cash used in investing activities	1,203,154	1,158	2,053	1,206,365

Financing and miscellaneous activities
Borrowed funds received ( B )	17,478	2,045	(2,043)	17,480
Net withdrawals on deposit-type contract funds	200,223	–	–	200,223
Dividends to stockholder	(19,423)	–	–	(19,423)
Other cash used in financing and miscellaneous activities	(116,570)	1,513	19	(115,038)
Net cash used in financing and miscellaneous activities	81,708	3,558	(2,024)	83,242

Increase in cash and cash equivalents	2,802	8,135	1	10,938
Cash and cash equivalents, beginning of year	59,678	17,154	–	76,832
Cash and cash equivalents, end of year	$62,480	$25,289	$1	$87,770

Supplemental disclosures of cash flow information for non-cash transactions:
Bond non-cash transactions - exchanges	$62,416	1,037		$63,452
Bond non-cash transactions - in-kind transfer	603,809	-		603,809
Common Stock non-cash transactions - bonds	–	-		–
Common Stock non-cash transactions - exchanges	242	-		242
Common Stock non-cash transactions - spinoffs	113	-		113
Preferred stock non-cash transactions - exchanges	–	-		–
Preferred stock non-cash transactions - common stock reclassification	–	-		–

Eliminations

( A ) Eliminate intercompany reinsurance commission and experience adjustments

( B ) Eliminate intercompany borrowing activity between COUNTRY Life and COUNTRY Investors

COUNTRY Life/Health Group

Combined Supplemental Schedule of Life and Health Reinsurance Disclosures
For the year ended December 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996 and in effect for the current period.

1.	Has Country Life/Health Group reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes     No ■

If yes, indicate the number of reinsurance contracts to which such provisions apply:

__________

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes     No     N/A

2.	Has Country Life/Health Group reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor,

a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes     No ■

If yes, indicate the number of reinsurance contracts to which such provisions apply:

__________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes     No     N/A

3.	Does Country Life/Health Group have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which may result in delays in payment in form or in fact:
(a)	Provisions that permit the reporting of losses to be made less frequently than quarterly;
(b)	Provisions that permit settlements to be made less frequently than quarterly;
(c)	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

COUNTRY Life/Health Group

Combined Supplemental Schedule of Life and Health Reinsurance Disclosures
For the year ended December 31, 2021

(d)	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes     No ■

4.	Has Country Life/Health Group reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes No ■		Yes No N/A ■
Non-proportional reinsurance, which does not result in significant surplus relief	Yes No ■		Yes No N/A ■

5.	Has Country Life/Health Group ceded any risk, which is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

(a)	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes     No     N/A ■

(b)	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes     No     N/A ■

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences from the accounting policy footnote to the audited statutory-basis financial statements to explain why the contract(s) is treated differently for GAAP and SAP below:

COUNTRY Life/Health Group

Note to Combined Supplementary Information

December 31, 2021

Basis of Presentation

The accompanying combined supplemental schedules and investment disclosures present selected combined statutory-basis financial data as of December 31, 2021, and for the year then ended, for the purpose of complying with the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual and agree to, or are included in, the amounts reported in the COUNTRY Life and COUNTRY Investors’ 2021 Statutory Annual Statement as filed with the Illinois Department of Insurance.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contract Owners of COUNTRY Investors Variable Life Account

COUNTRY Investors Life Assurance Company

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise COUNTRY Investors Variable Life Account (the Separate Account), as of December 31, 2021, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2021, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2004.

Chicago, Illinois

April 26, 2022

Appendix

Subaccounts comprising COUNTRY Investors Variable Life Account

Subaccounts	Statement of operations	Statements of changes in net assets

American Century VP Capital Appreciation Fund

American Century VP Inflation Protection Bond Fund

American Century VP Ultra® Fund

BNY Mellon VIF Appreciation Portfolio – Initial Shares

BNY Mellon VIF Growth & Income Portfolio – Initial Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio – Initial Shares

Calvert VP EAFE International Index Portfolio - Class F

Calvert VP Russell 2000 Small Cap Index Portfolio

Calvert VP Russell 2000 Small Cap Index Portfolio - Class F

Calvert VP S&P MidCap 400 Index Portfolio

Calvert VP S&P MidCap 400 Index Portfolio - Class F

DWS Global Small Cap VIP - Class A

Federated Hermes Government Money Fund II - Service Shares

Federated Hermes Managed Volatility Fund II - Primary Shares

Federated Hermes Quality Bond Fund II - Primary Shares

Fidelity® VIP Contrafund® Portfolio - Initial Class

Fidelity® VIP Contrafund® Portfolio - Service Class 2

Fidelity® VIP Growth & Income Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Initial Class

Fidelity® VIP Growth Portfolio - Service Class 2

Fidelity® VIP High Income Portfolio - Service Class 2

Fidelity® VIP Index 500 Portfolio - Initial Class

Fidelity® VIP Index 500 Portfolio - Service Class 2

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class

Fidelity® VIP Mid Cap Portfolio - Service Class 2

Fidelity® VIP Overseas Portfolio - Initial Class

Fidelity® VIP Real Estate Portfolio - Service Class 2

Franklin Global Real Estate VIP Fund - Class 2

Franklin Mutual Shares VIP Fund - Class 2

Franklin Small Cap Value VIP Fund - Class 2

Franklin Small-Mid Cap Growth VIP Fund - Class 2

Franklin U.S. Government Securities VIP Fund - Class 2

Templeton Growth VIP Fund - Class 2

J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1

J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2

T. Rowe Price All-Cap Opportunities Portfolio

T. Rowe Price Equity Income Portfolio

T. Rowe Price Moderate Allocation Portfolio

T. Rowe Price International Stock Portfolio

	For the year ended December 31, 2021	For each of the two years in the period ended December 31, 2021

COUNTRY Investors Variable Life Account

Statements of Assets and Liabilities

December 31, 2021

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
American Century VP Capital Appreciation Fund	$46,757	$46,757	$46,757	$36,082	2,500.35	817.25
American Century VP Inflation Protection Bond Fund	27,502	27,502	27,502	27,007	2,401.89	1,568.44
American Century VP Ultra® Fund	141,585	141,585	141,585	79,851	4,511.94	1,904.71
BNY Mellon VIF Appreciation Portfolio - Initial Shares	238,447	238,447	238,447	175,028	4,438.71	4,126.25
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	89,984	89,984	89,984	63,767	2,164.13	1,591.11
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	93,370	93,370	93,370	73,688	1,616.24	2,906.81
Calvert VP EAFE International Index Portfolio - Class F	179,366	179,366	179,366	156,588	1,763.16	7,095.88
Calvert VP Russell 2000® Small Cap Index Portfolio	232,523	232,523	232,523	183,075	2,340.68	5,388.43
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	10,692	10,692	10,692	7,409	108.30	233.00
Calvert VP S&P MidCap 400 Index Portfolio	196,677	196,677	196,677	140,993	1,361.37	3,483.14
Calvert VP S&P MidCap 400 Index Portfolio - Class F	2,629	2,629	2,629	1,755	18.17	101.52
DWS Global Small Cap VIP - Class A	9,578	9,578	9,578	7,559	702.70	225.79
Federated Hermes Government Money Fund II - Service Shares	124,896	124,896	124,896	124,896	124,896.17	12,073.21
Federated Hermes Managed Volatility Fund II - Primary Shares	98,130	98,130	98,130	77,691	7,606.95	4,414.28
Federated Hermes Quality Bond Fund II - Primary Shares	290,288	290,288	290,288	280,980	25,780.47	20,466.63
Fidelity® VIP Contrafund® Portfolio - Initial Class	1,104,492	1,104,492	1,104,492	741,963	20,321.84	15,405.47
Fidelity® VIP Contrafund® Portfolio - Service Class 2	43,336	43,336	43,336	31,765	825.30	607.40
Fidelity® VIP Growth & Income Portfolio - Initial Class	90,168	90,168	90,168	69,342	3,438.91	1,891.19
Fidelity® VIP Growth Portfolio - Initial Class	307,447	307,447	307,447	219,222	3,001.53	4,282.06
Fidelity® VIP Growth Portfolio - Service Class 2	45,906	45,906	45,906	35,659	461.74	594.42
Fidelity® VIP High Income Portfolio - Service Class 2	5,627	5,627	5,627	5,702	1,118.69	196.90
Fidelity® VIP Index 500 Portfolio - Initial Class	1,363,743	1,363,743	1,363,743	726,493	2,912.30	23,356.83
Fidelity® VIP Index 500 Portfolio - Service Class 2	435,452	435,452	435,452	260,422	942.64	6,635.55
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	1,061,735	1,061,735	1,061,735	1,069,592	79,530.72	71,984.42
Fidelity® VIP Mid Cap Portfolio - Service Class 2	649,865	649,865	649,865	544,906	16,498.22	10,722.76
Fidelity® VIP Overseas Portfolio - Initial Class	392,925	392,925	392,925	308,931	13,419.57	11,617.66
Fidelity® VIP Real Estate Portfolio - Service Class 2	68,941	68,941	68,941	53,637	2,951.26	1,279.43
Franklin Global Real Estate VIP Fund - Class 2	272,649	272,649	272,649	234,621	15,606.72	11,590.10
Franklin Mutual Shares VIP Fund - Class 2	131,064	131,064	131,064	130,562	6,826.23	4,184.45
Franklin Small Cap Value VIP Fund - Class 2	339,377	339,377	339,377	287,398	19,348.73	6,843.12
Franklin Small-Mid Cap Growth VIP Fund - Class 2	138,105	138,105	138,105	110,392	6,168.15	2,306.79
Franklin U.S. Government Securities VIP Fund - Class 2	39,987	39,987	39,987	41,263	3,456.12	2,467.94
Templeton Growth VIP Fund - Class 2	58,301	58,301	58,301	61,124	5,030.30	2,546.91
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	239,713	239,713	239,713	193,226	17,969.49	4,396.22

See accompanying notes, including note 6 which includes per unit information.

3

COUNTRY Investors Variable Life Account

Statements of Assets and Liabilities (continued)

December 31, 2021

		Net assets		Investments in mutual funds
	Investments in
	shares of mutual
	funds, at fair	Accumulation				Accumulation
Subaccount	value	units	Total net assets	Cost	Shares owned	units outstanding
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	$231,044	$231,044	$231,044	$171,247	8,135.34	4,413.90
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	52,284	52,284	52,284	36,350	1,863.30	902.37
T. Rowe Price All-Cap Opportunities Portfolio	965,423	965,423	965,423	844,488	24,959.23	10,667.96
T. Rowe Price Equity Income Portfolio	1,114,160	1,114,160	1,114,160	982,879	37,052.21	28,057.28
T. Rowe Price Moderate Allocation Portfolio	186,908	186,908	186,908	169,003	8,259.32	4,966.86
T. Rowe Price International Stock Portfolio	592,618	592,618	592,618	586,699	37,015.46	20,204.40

See accompanying notes, including note 6 which includes per unit information.

4

COUNTRY Investors Variable Life Account

Statements of Operations

Year Ended December 31, 2021

			Realized gain (loss) on
	Income		investments
						Change in
						unrealized	Net increase
			Realized gain		Net realized	appreciation/	(decrease) in
		Net investment	(loss) on sale of	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	income	fund shares	distributions	investments	investments	operations
American Century VP Capital Appreciation Fund	$-	$-	$300	$5,202	$5,502	$(865)	$4,637
American Century VP Inflation Protection Bond Fund	270	270	11	-	11	277	558
American Century VP Ultra® Fund	-	-	12,664	9,305	21,969	5,885	27,854
BNY Mellon VIF Appreciation Portfolio - Initial Shares	951	951	230	20,251	20,481	30,439	51,871
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	398	398	1,287	5,349	6,636	11,740	18,774
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	97	97	8,969	-	8,969	6,418	15,484
Calvert VP EAFE International Index Portfolio - Class F	3,125	3,125	905	-	905	13,178	17,208
Calvert VP Russell 2000® Small Cap Index Portfolio	1,746	1,746	2,889	6,435	9,324	18,568	29,638
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	81	81	784	300	1,084	174	1,339
Calvert VP S&P MidCap 400 Index Portfolio	1,562	1,562	5,069	5,303	10,372	26,841	38,775
Calvert VP S&P MidCap 400 Index Portfolio - Class F	21	21	209	71	280	213	514
DWS Global Small Cap VIP - Class A	31	31	56	-	56	1,105	1,192
Federated Hermes Government Money Fund II - Service Shares	2	2	-	-	-	-	2
Federated Hermes Managed Volatility Fund II - Primary Shares	1,554	1,554	804	-	804	12,687	15,045
Federated Hermes Quality Bond Fund II - Primary Shares	10,109	10,109	5,041	3,506	8,547	(22,324)	(3,668)
Fidelity® VIP Contrafund® Portfolio - Initial Class	601	601	31,221	124,924	156,145	87,815	244,561
Fidelity® VIP Contrafund® Portfolio - Service Class 2	10	10	831	4,887	5,718	3,385	9,113
Fidelity® VIP Growth & Income Portfolio - Initial Class	2,043	2,043	973	3,746	4,719	11,886	18,648
Fidelity® VIP Growth Portfolio - Initial Class	-	-	4,081	57,784	61,865	(4,188)	57,677
Fidelity® VIP Growth Portfolio - Service Class 2	-	-	1,227	8,636	9,863	(1,480)	8,383
Fidelity® VIP High Income Portfolio - Service Class 2	279	279	13	-	13	(90)	202
Fidelity® VIP Index 500 Portfolio - Initial Class	15,504	15,504	29,386	8,789	38,175	251,412	305,091
Fidelity® VIP Index 500 Portfolio - Service Class 2	4,095	4,095	11,258	2,872	14,130	79,057	97,282
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	20,401	20,401	3,090	25,423	28,513	(56,933)	(8,019)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,226	2,226	40,905	101,742	142,647	12,911	157,784
Fidelity® VIP Overseas Portfolio - Initial Class	1,941	1,941	2,944	26,244	29,188	28,593	59,722
Fidelity® VIP Real Estate Portfolio - Service Class 2	570	570	73	369	442	18,470	19,482
Franklin Global Real Estate VIP Fund - Class 2	2,147	2,147	(1,176)	5,523	4,347	51,055	57,549
Franklin Mutual Shares VIP Fund - Class 2	3,896	3,896	(507)	-	(507)	18,875	22,264
Franklin Small Cap Value VIP Fund - Class 2	3,571	3,571	(4,482)	9,456	4,974	65,757	74,302

See accompanying notes.

5

COUNTRY Investors Variable Life Account

Statements of Operations (continued)

Year Ended December 31, 2021

			Realized gain (loss) on
	Income		investments
						Change in
						unrealized	Net increase
			Realized gain		Net realized	appreciation/	(decrease) in
		Net investment	(loss) on sale of	Realized gain	gain (loss) on	depreciation of	net assets from
Subaccount	Dividends	income	fund shares	distributions	investments	investments	operations
Franklin Small-Mid Cap Growth VIP Fund - Class 2	$-	$-	$4,138	$16,060	$20,198	$(7,453)	$12,745
Franklin U.S. Government Securities VIP Fund - Class 2	944	944	(52)	-	(52)	(1,602)	(710)
Templeton Growth VIP Fund - Class 2	634	634	(776)	-	(776)	2,732	2,590
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	2,082	2,082	9,059	11,471	20,530	36,565	59,177
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	1,227	1,227	9,103	5,931	15,034	27,215	43,476
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	181	181	1,185	1,526	2,711	7,594	10,486
T. Rowe Price All-Cap Opportunities Portfolio	-	-	19,010	179,476	198,486	(29,221)	169,265
T. Rowe Price Equity Income Portfolio	16,822	16,822	5,074	77,310	82,384	139,569	238,775
T. Rowe Price Moderate Allocation Portfolio	1,785	1,785	3,791	17,247	21,038	(5,352)	17,471
T. Rowe Price International Stock Portfolio	3,591	3,591	5,136	39,668	44,804	(44,177)	4,218

See accompanying notes.

6

COUNTRY Investors Variable Life Account

Statements of Changes in Nets Assets

For the Year Ended December 31, 2021

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2020	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2021
American Century VP Capital Appreciation Fund	$42,122	$-	$5,502	$(865)	$4,637	$2,188	$-	$-	$(1,558)	$(632)	$(2)	$4,635	$46,757
American Century VP Inflation Protection Bond Fund	2,842	270	11	277	558	836	-	-	(90)	23,356	24,102	24,660	27,502
American Century VP Ultra® Fund	129,510	-	21,969	5,885	27,854	4,847	(14,625)	-	(5,554)	(447)	(15,779)	12,075	141,585
BNY Mellon VIF Appreciation Portfolio - Initial Shares	195,092	951	20,481	30,439	51,871	8,861	(8,437)	-	(9,792)	852	(8,516)	43,355	238,447
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	73,592	398	6,636	11,740	18,774	4,318	(3,391)	-	(3,309)	-	(2,382)	16,392	89,984
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	95,206	97	8,969	6,418	15,484	4,425	(17,709)	(46)	(3,368)	(622)	(17,320)	(1,836)	93,370
Calvert VP EAFE International Index Portfolio - Class F	161,499	3,125	905	13,178	17,208	9,975	(1,354)	(3,646)	(5,305)	989	659	17,867	179,366
Calvert VP Russell 2000® Small Cap Index Portfolio	204,431	1,746	9,324	18,568	29,638	10,029	(243)	(766)	(7,415)	(3,151)	(1,546)	28,092	232,523
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	9,342	81	1,084	174	1,339	1,612	-	-	(826)	(775)	11	1,350	10,692
Calvert VP S&P MidCap 400 Index Portfolio	161,619	1,562	10,372	26,841	38,775	7,990	(2,482)	(649)	(6,952)	(1,624)	(3,717)	35,058	196,677
Calvert VP S&P MidCap 400 Index Portfolio - Class F	2,127	21	280	213	514	457	-	-	(456)	(13)	(12)	502	2,629
DWS Global Small Cap VIP - Class A	7,932	31	56	1,105	1,192	1,104	-	(290)	(294)	(66)	454	1,646	9,578
Federated Hermes Government Money Fund II - Service Shares	119,112	2	-	-	2	11,757	(6,987)	(247)	(4,944)	6,203	5,782	5,784	124,896
Federated Hermes Managed Volatility Fund II - Primary Shares	79,817	1,554	804	12,687	15,045	7,088	-	-	(3,816)	(4)	3,268	18,313	98,130
Federated Hermes Quality Bond Fund II - Primary Shares	409,071	10,109	8,547	(22,324)	(3,668)	29,707	(8,107)	(1,236)	(17,249)	(118,230)	(115,115)	(118,783)	290,288
Fidelity® VIP Contrafund® Portfolio - Initial Class	890,303	601	156,145	87,815	244,561	38,158	(37,518)	(822)	(29,881)	(309)	(30,372)	214,189	1,104,492

See accompanying notes.

7

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2020	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2021
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$32,337	$10	$5,718	$3,385	$9,113	$4,926	$-	$(1,365)	$(1,542)	$(133)	$1,886	$10,999	$43,336
Fidelity® VIP Growth & Income Portfolio - Initial Class	74,247	2,043	4,719	11,886	18,648	4,256	(2,393)	(359)	(3,819)	(412)	(2,727)	15,921	90,168
Fidelity® VIP Growth Portfolio - Initial Class	248,051	-	61,865	(4,188)	57,677	9,425	-	(703)	(7,927)	924	1,719	59,396	307,447
Fidelity® VIP Growth Portfolio - Service Class 2	35,939	-	9,863	(1,480)	8,383	4,152	-	-	(2,196)	(372)	1,584	9,967	45,906
Fidelity® VIP High Income Portfolio - Service Class 2	4,019	279	13	(90)	202	1,674	-	(108)	(135)	(25)	1,406	1,608	5,627
Fidelity® VIP Index 500 Portfolio - Initial Class	1,073,400	15,504	38,175	251,412	305,091	52,376	(19,142)	(3,064)	(38,439)	(6,479)	(14,748)	290,343	1,363,743
Fidelity® VIP Index 500 Portfolio - Service Class 2	347,055	4,095	14,130	79,057	97,282	17,780	(1,835)	(5,728)	(12,106)	(6,996)	(8,885)	88,397	435,452
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	758,982	20,401	28,513	(56,933)	(8,019)	68,621	(7,627)	(12,989)	(47,440)	310,207	310,772	302,753	1,061,735
Fidelity® VIP Mid Cap Portfolio - Service Class 2	694,720	2,226	142,647	12,911	157,784	35,670	(20,147)	(5,592)	(26,752)	(185,818)	(202,639)	(44,855)	649,865
Fidelity® VIP Overseas Portfolio - Initial Class	295,957	1,941	29,188	28,593	59,722	21,071	(4,544)	(1,423)	(12,376)	34,518	37,246	96,968	392,925
Fidelity® VIP Real Estate Portfolio - Service Class 2	50,531	570	442	18,470	19,482	3,849	(445)	(1,242)	(1,783)	(1,451)	(1,072)	18,410	68,941
Franklin Global Real Estate VIP Fund - Class 2	223,127	2,147	4,347	51,055	57,549	15,080	(11,927)	(476)	(9,116)	(1,588)	(8,027)	49,522	272,649
Franklin Mutual Shares VIP Fund - Class 2	116,439	3,896	(507)	18,875	22,264	6,574	(10,187)	-	(4,029)	3	(7,639)	14,625	131,064
Franklin Small Cap Value VIP Fund - Class 2	299,311	3,571	4,974	65,757	74,302	20,827	(15,496)	(1,663)	(13,669)	(24,235)	(34,236)	40,066	339,377
Franklin Small-Mid Cap Growth VIP Fund - Class 2	134,956	-	20,198	(7,453)	12,745	4,543	(5,455)	-	(7,707)	(977)	(9,596)	3,149	138,105
Franklin U.S. Government Securities VIP Fund - Class 2	36,710	944	(52)	(1,602)	(710)	5,871	(55)	-	(2,573)	744	3,987	3,277	39,987

See accompanying notes.

8

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2021

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2020	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2021
Templeton Growth VIP Fund - Class 2	$53,819	$634	$(776)	$2,732	$2,590	$4,623	$-	$-	$(2,712)	$(19)	$1,892	$4,482	$58,301
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	208,338	2,082	20,530	36,565	59,177	13,567	(30,929)	(99)	(9,308)	(1,033)	(27,802)	31,375	239,713
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	207,465	1,227	15,034	27,215	43,476	10,438	(7,219)	(1,179)	(6,628)	(15,309)	(19,897)	23,579	231,044
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	52,129	181	2,711	7,594	10,486	3,793	(369)	(1,294)	(1,746)	(10,715)	(10,331)	155	52,284
T. Rowe Price All-Cap Opportunities Portfolio	820,072	-	198,486	(29,221)	169,265	47,602	(16,240)	(9,001)	(35,570)	(10,705)	(23,914)	145,351	965,423
T. Rowe Price Equity Income Portfolio	963,412	16,822	82,384	139,569	238,775	63,931	(28,233)	(12,470)	(41,857)	(69,398)	(88,027)	150,748	1,114,160
T. Rowe Price Moderate Allocation Portfolio	184,621	1,785	21,038	(5,352)	17,471	11,923	(17,964)	-	(9,143)	-	(15,184)	2,287	186,908
T. Rowe Price International Stock Portfolio	522,802	3,591	44,804	(44,177)	4,218	33,151	(12,797)	(6,742)	(24,008)	75,994	65,598	69,816	592,618

See accompanying notes.

9

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets

For the Year Ended December 31, 2020

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2019	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2020
American Century VP Capital Appreciation Fund	$29,137	$-	$3,238	$9,285	$12,523	$2,246	$-	$-	$(1,650)	$(134)	$462	$12,985	$42,122
American Century VP Inflation Protection Bond Fund	1,787	40	9	171	220	906	-	-	(64)	(7)	835	1,055	2,842
American Century VP Ultra® Fund	90,334	-	14,426	29,813	44,239	4,870	(1,949)	-	(5,746)	(2,238)	(5,063)	39,176	129,510
BNY Mellon VIF Appreciation Portfolio - Initial Shares	161,595	1,320	11,525	24,913	37,758	9,164	(1,252)	-	(9,632)	(2,541)	(4,261)	33,497	195,092
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	61,243	481	5,667	8,864	15,012	4,757	(4,093)	-	(3,336)	9	(2,663)	12,349	73,592
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	78,224	467	1,471	14,304	16,242	5,755	(1,396)	(44)	(3,552)	(23)	740	16,982	95,206
Calvert VP EAFE International Index Portfolio - Class F	157,095	4,829	(740)	6,975	11,064	13,364	(8,548)	-	(5,788)	(5,688)	(6,660)	4,404	161,499
Calvert VP Russell 2000® Small Cap Index Portfolio	170,989	1,737	10,950	21,144	33,831	8,816	(2,421)	(634)	(6,953)	803	(389)	33,442	204,431
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	6,745	82	(472)	3,075	2,685	1,610	-	-	(759)	(939)	(88)	2,597	9,342
Calvert VP S&P MidCap 400 Index Portfolio	140,749	1,639	7,210	10,424	19,273	7,629	(999)	(218)	(6,654)	1,839	1,597	20,870	161,619
Calvert VP S&P MidCap 400 Index Portfolio - Class F	1,816	22	642	606	1,270	457	-	-	(433)	(983)	(959)	311	2,127
DWS Global Small Cap VIP - Class A	7,159	56	(315)	1,468	1,209	1,312	(1,483)	-	(269)	4	(436)	773	7,932
Federated Hermes Government Money Fund II - Service Shares	10,544	22	(1)	-	21	7,479	(2,192)	(1)	(4,285)	107,546	108,547	108,568	119,112
Federated Hermes Managed Volatility Fund II - Primary Shares	76,498	2,054	168	(1,282)	940	7,480	-	-	(4,289)	(812)	2,379	3,319	79,817
Federated Hermes Quality Bond Fund II - Primary Shares	465,846	12,940	2,830	19,653	35,423	38,049	(60,378)	(3,106)	(26,010)	(40,753)	(92,198)	(56,775)	409,071
Fidelity® VIP Contrafund® Portfolio - Initial Class	728,981	1,921	18,275	188,394	208,590	39,521	(26,815)	(2,008)	(33,079)	(24,887)	(47,268)	161,322	890,303

See accompanying notes.

10

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2019	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2020
Fidelity® VIP Contrafund® Portfolio - Service Class 2	$25,043	$21	$957	$6,652	$7,630	$4,654	$(2,157)	$-	$(1,453)	$(1,380)	$(336)	$7,294	$32,337
Fidelity® VIP Growth & Income Portfolio - Initial Class	70,184	1,376	3,496	557	5,429	4,785	(1,948)	-	(4,292)	89	(1,366)	4,063	74,247
Fidelity® VIP Growth Portfolio - Initial Class	184,990	152	33,290	46,753	80,195	10,173	(9,856)	-	(8,757)	(8,694)	(17,134)	63,061	248,051
Fidelity® VIP Growth Portfolio - Service Class 2	24,670	11	3,500	7,441	10,952	3,373	-	-	(2,064)	(992)	317	11,269	35,939
Fidelity® VIP High Income Portfolio - Service Class 2	2,168	174	5	(28)	151	1,821	-	-	(116)	(5)	1,700	1,851	4,019
Fidelity® VIP Index 500 Portfolio - Initial Class	1,117,000	17,757	131,596	25,692	175,045	57,216	(159,812)	(7,479)	(42,198)	(66,372)	(218,645)	(43,600)	1,073,400
Fidelity® VIP Index 500 Portfolio - Service Class 2	269,332	4,581	25,942	30,159	60,682	23,008	(12,860)	-	(12,647)	19,540	17,041	77,723	347,055
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	747,615	17,702	18,600	29,357	65,659	62,900	(201,618)	(5,203)	(45,416)	135,045	(54,292)	11,367	758,982
Fidelity® VIP Mid Cap Portfolio - Service Class 2	619,982	2,395	(11,125)	117,742	109,012	46,199	(113,503)	(4,225)	(27,082)	64,337	(34,274)	74,738	694,720
Fidelity® VIP Overseas Portfolio - Initial Class	395,659	1,339	22,094	20,151	43,584	24,968	(111,096)	(6,770)	(13,827)	(36,561)	(143,286)	(99,702)	295,957
Fidelity® VIP Real Estate Portfolio - Service Class 2	45,915	917	1,062	(4,693)	(2,714)	4,704	(2,211)	-	(1,751)	6,588	7,330	4,616	50,531
Franklin Global Real Estate VIP Fund - Class 2	244,019	6,858	19,288	(39,525)	(13,379)	18,608	(32,389)	(2,607)	(10,363)	19,238	(7,513)	(20,892)	223,127
Franklin Mutual Shares VIP Fund - Class 2	119,787	2,952	3,443	(11,878)	(5,483)	6,824	(505)	(2)	(4,264)	82	2,135	(3,348)	116,439
Franklin Small Cap Value VIP Fund - Class 2	294,168	3,650	(3,147)	13,746	14,249	23,233	(29,150)	(859)	(13,039)	10,709	(9,106)	5,143	299,311
Franklin Small-Mid Cap Growth VIP Fund - Class 2	95,969	-	14,142	34,969	49,111	6,877	(7,818)	(278)	(7,870)	(1,035)	(10,124)	38,987	134,956
Franklin U.S. Government Securities VIP Fund - Class 2	36,743	1,322	(117)	219	1,424	6,035	(4,265)	(284)	(3,078)	135	(1,457)	(33)	36,710

See accompanying notes.

11

COUNTRY Investors Variable Life Account

Statements of Changes in Net Assets (continued)

For the Year Ended December 31, 2020

		Operations				Contract transactions
										Transfers
										between
				Change in						subaccounts,	Net increase
				unrealized	Net increase				Transfers	including	(decrease) in	Total
			Net realized	appreciation/	(decrease) in		Transfers of		of cost of	Declared	net assets	increase
	Net Assets at	Net	gain (loss)	depreciation	net assets	Transfers	surrenders	Transfers	insurance	Interest	from	(decrease)	Net Assets at
	December 31,	investment	on	of	from	of net	and death	of policy	and other	Option	contract	in net	December 31,
Subaccount	2019	income	investments	investments	operations	premiums	benefits	loans	charges	account	transactions	assets	2020
Templeton Growth VIP Fund - Class 2	$52,168	$1,380	$(2,011)	$3,608	$2,977	$5,095	$(1,501)	$(811)	$(2,860)	$(1,249)	$(1,326)	$1,651	$53,819
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	204,003	2,563	12,724	(13,699)	1,588	14,161	(2,293)	(298)	(9,473)	650	2,747	4,335	208,338
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	169,405	1,427	7,528	20,794	29,749	10,487	(23,214)	(565)	(5,833)	27,436	8,311	38,060	207,465
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	24,555	146	1,030	8,208	9,384	4,157	(3,357)	-	(1,231)	18,621	18,190	27,574	52,129
T. Rowe Price All-Cap Opportunities Portfolio	830,565	-	189,495	128,658	318,153	56,955	(197,946)	(8,786)	(36,894)	(141,975)	(328,646)	(10,493)	820,072
T. Rowe Price Equity Income Portfolio	1,049,269	20,946	(32,182)	22,132	10,896	77,021	(228,707)	(9,327)	(40,180)	104,440	(96,753)	(85,857)	963,412
T. Rowe Price Moderate Allocation Portfolio	170,060	2,297	3,602	16,602	22,501	15,494	(19,120)	-	(10,561)	6,247	(7,940)	14,561	184,621
T. Rowe Price International Stock Portfolio	674,852	2,634	23,616	42,480	68,730	45,503	(138,536)	(7,237)	(27,368)	(93,142)	(220,780)	(152,050)	522,802

See accompanying notes.

12

COUNTRY Investors Variable Life Account

Notes to Financial Statements

December 31, 2021

1. Organization and Significant Accounting Policies

Organization

COUNTRY Investors Variable Life Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by COUNTRY Investors Life Assurance Company (the Company) in 2002, and exists in accordance with the rules and regulations of the Illinois Department of Insurance. The Account is a funding vehicle for flexible premium variable life insurance policies issued by the Company. The Company discontinued underwriting new sales of variable life insurance policies but continues to receive premiums from sales that occurred prior to this change.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Company’s other assets and liabilities. The portion of the Account’s assets applicable to the life insurance policies is not available to satisfy liabilities arising out of any other business the Company may conduct.

At the direction of eligible policy owners, the Account invests in the following forty-three investment subaccounts which, in turn, own open-end mutual fund shares of registered investment companies (the Funds). Eligible policy owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Company and pays interest at declared rates with a guaranteed minimum. Assets and liabilities associated with funds allocated to the DIO are excluded from the Account as these are included in the Company’s general account.

Subaccount / Fund
American Century Variable Portfolios, Inc.	Fidelity® Variable Insurance Products Funds (continued)
American Century VP Capital Appreciation Fund	Fidelity® VIP Growth Portfolio - Service Class 2
American Century VP Inflation Protection Bond Fund	Fidelity® VIP High Income Portfolio - Service Class 2
American Century VP Ultra® Fund	Fidelity® VIP Index 500 Portfolio - Initial Class
BNY Mellon Variable Investment Fund	Fidelity® VIP Index 500 Portfolio - Service Class 2
BNY Mellon VIF Appreciation Portfolio - Initial Shares	Fidelity® VIP Investment Grade Bond Portfolio - Initial Class
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	Fidelity® VIP Mid Cap Portfolio - Service Class 2
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	Fidelity® VIP Overseas Portfolio - Initial Class
Calvert Variable Products, Inc.	Fidelity® VIP Real Estate Portfolio - Service Class 2
Calvert VP EAFE International Index Portfolio - Class F	Franklin Templeton Variable Insurance Products Trust
Calvert VP Russell 2000® Small Cap Index Portfolio	Franklin Global Real Estate VIP Fund - Class 2
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	Franklin Mutual Shares VIP Fund - Class 2
Calvert VP S&P MidCap 400 Index Portfolio	Franklin Small Cap Value VIP Fund - Class 2
Calvert VP S&P MidCap 400 Index Portfolio - Class F	Franklin Small-Mid Cap Growth VIP Fund - Class 2
Deutsche DWS Variable Series I	Franklin U.S. Government Securities VIP Fund - Class 2
DWS Global Small Cap VIP - Class A	Templeton Global Bond VIP Fund - Class 2 (1)
Deutsche DWS Variable Series II	Templeton Growth VIP Fund - Class 2
DWS International Growth VIP - Class A (1)	J.P. Morgan Insurance Trust
Federated Hermes Insurance Series	J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1
Federated Hermes Government Money Fund II - Service Shares	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1
Federated Hermes Managed Volatility Fund II - Primary Shares	J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2
Federated Hermes Quality Bond Fund II - Primary Shares	T. Rowe Price Equity Series,Inc.
Fidelity® Variable Insurance Products Funds	T. Rowe Price All-Cap Opportunities Portfolio (2)
Fidelity® VIP Contrafund® Portfolio - Initial Class	T. Rowe Price Equity Income Portfolio
Fidelity® VIP Contrafund® Portfolio - Service Class 2	T. Rowe Price Moderate Allocation Portfolio
Fidelity® VIP Disciplined Small Cap - Service Class 2 (1)	T. Rowe Price International Series,Inc.
Fidelity® VIP Growth & Income Portfolio - Initial Class	T. Rowe Price International Stock Portfolio
Fidelity® VIP Growth Portfolio - Initial Class

13

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(1)	Subaccount was inactive during 2021 and 2020; accordingly, a Statement of Assets and Liabilities, a Statement of Operations and a Statement of Changes in Net Assets have not been presented herein.

(2)	The name of the following investment option changed during the year:

Current Name	Former Name
T. Rowe Price All-Cap Opportunities Portfolio	T. Rowe Price New America Growth Portfolio

Investments

Investments in shares of the Funds are stated at fair value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

The inputs used in determining the fair value of the Account’s investments are summarized in three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Account’s own assumptions in determining the fair value of the investments)

At December 31, 2021, all valuation inputs used to determine the fair value of mutual fund shares owned by the Account were classified as Level 1. There were no transfers into or out of Level 3 during the year.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

14

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

2. Expense Charges and Related Party Transactions

Paid to the Company

The Account pays the Company certain amounts to compensate for the services and benefits it provides, costs and expenses the Company incurs, and risks the Company assumes. The following summarizes those amounts.

Premium Expense Charge: Premiums paid by the policyholders are reduced by an amount not to exceed 6% of each premium payment. The charge is used to compensate the Company for expenses incurred in connection with the distribution of the policies and for premium taxes imposed by various states and subdivisions.

Monthly Deductions: The Company assumes the responsibility for providing insurance benefits included in the policy. The cost of insurance is determined each month based upon the applicable insurance rate and current net amount at risk. A monthly expense charge is assessed in each policy year based on insured’s age and insured’s underwriting class. (For policies issued prior to November 1, 2008, a monthly expense charge of $10 is assessed during the first policy year and $6 each month in each subsequent policy year.) The monthly expense charge is to compensate for the administration of the policy and the Account. A monthly unit charge is assessed based on the specified amount (amount of insurance selected) and the insured’s underwriting class during the first nineteen policy years. (For policies issued prior to November 1, 2008, a monthly unit charge is assessed during the first fifteen policy years.) The monthly unit charge is used to compensate for underwriting, processing and start-up-expenses incurred with the policy and the Account. In addition, monthly deductions are assessed for any additional benefits provided by riders. The aggregate cost of insurance and policy charges can vary from month to month since the determination of both the insurance rate and the current net amount at risk depends on a number of variables as described in the Account’s prospectus.

Other Charges: A transfer charge of $10 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one policy year. In the event of a partial withdrawal, a fee equal to the lesser of $25 or 2% of the accumulated value withdrawn will be imposed. Surrender charges are applicable, for the first nineteen policy years and are imposed on amounts surrendered based on age, sex, underwriting class and policy year as described in the Account’s prospectus. (For policies issued prior to November 1, 2008, surrender charges are applicable for the first ten policy years.)

3. Federal Income Taxes

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

15

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the year ended December 31, 2021:

	Cost of	Proceeds
Subaccount	Purchases	from Sales

American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	$7,329	$2,129
American Century VP Inflation Protection Bond Fund	24,459	87
American Century VP Ultra® Fund	13,604	20,078

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	29,667	16,981
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	9,462	6,097
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	3,863	21,086

Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	11,780	7,996
Calvert VP Russell 2000® Small Cap Index Portfolio	17,748	11,113
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	1,985	1,593
Calvert VP S&P MidCap 400 Index Portfolio	13,867	10,719
Calvert VP S&P MidCap 400 Index Portfolio - Class F	549	469

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	1,094	609

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	22,218	16,434
Federated Hermes Managed Volatility Fund II - Primary Shares	8,056	3,234
Federated Hermes Quality Bond Fund II - Primary Shares	41,763	143,263

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	160,909	65,756
Fidelity® VIP Contrafund® Portfolio - Service Class 2	9,567	2,784
Fidelity® VIP Growth & Income Portfolio - Initial Class	9,450	6,388
Fidelity® VIP Growth Portfolio - Initial Class	67,165	7,662
Fidelity® VIP Growth Portfolio - Service Class 2	12,810	2,590
Fidelity® VIP High Income Portfolio - Service Class 2	1,947	262
Fidelity® VIP Index 500 Portfolio - Initial Class	64,786	55,241
Fidelity® VIP Index 500 Portfolio - Service Class 2	20,272	22,190
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	404,938	48,342
Fidelity® VIP Mid Cap Portfolio - Service Class 2	128,743	227,414
Fidelity® VIP Overseas Portfolio - Initial Class	77,534	12,103
Fidelity® VIP Real Estate Portfolio - Service Class 2	3,966	4,099

16

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	Cost of	Proceeds
Subaccount	Purchases	from Sales

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	$23,410	$23,767
Franklin Mutual Shares VIP Fund - Class 2	9,836	13,579
Franklin Small Cap Value VIP Fund - Class 2	32,600	53,809
Franklin Small-Mid Cap Growth VIP Fund - Class 2	19,999	13,535
Franklin U.S. Government Securities VIP Fund - Class 2	7,185	2,254
Templeton Growth VIP Fund - Class 2	4,947	2,421

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	25,039	39,288
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	15,184	27,923
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	4,689	13,313

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	222,517	66,955
T. Rowe Price Equity Income Portfolio	137,999	131,894
T. Rowe Price Moderate Allocation Portfolio	29,597	25,749

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	139,979	31,122

17

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2021 and 2020:

	Period Ended December 31,
	2021			2020
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

American Century Variable Portfolios, Inc.:
American Century VP Capital Appreciation Fund	39	40	(1)	55	43	12
American Century VP Inflation Protection Bond Fund	1,400	5	1,395	62	8	54
American Century VP Ultra® Fund	65	306	(241)	91	188	(97)

BNY Mellon Variable Investment Fund:
BNY Mellon VIF Appreciation Portfolio - Initial Shares	164	330	(166)	217	322	(105)
BNY Mellon VIF Growth & Income Portfolio - Initial Shares	72	116	(44)	108	168	(60)
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares	121	666	(545)	237	185	52

Calvert Variable Products, Inc.:
Calvert VP EAFE International Index Portfolio - Class F	350	324	26	567	894	(327)
Calvert VP Russell 2000® Small Cap Index Portfolio	222	260	(38)	361	365	(4)
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F	35	35	-	548	516	32
Calvert VP S&P MidCap 400 Index Portfolio	132	210	(78)	241	194	47
Calvert VP S&P MidCap 400 Index Portfolio - Class F	19	19	-	894	890	4

Deutsche DWS Variable Series I:
DWS Global Small Cap VIP - Class A	26	15	11	45	58	(13)

Federated Hermes Insurance Series:
Federated Hermes Government Money Fund II - Service Shares	2,148	1,589	559	11,327	834	10,493
Federated Hermes Managed Volatility Fund II - Primary Shares	316	157	159	1,031	892	139
Federated Hermes Quality Bond Fund II - Primary Shares	1,974	9,946	(7,972)	2,288	8,864	(6,576)

Fidelity® Variable Insurance Products Funds:
Fidelity® VIP Contrafund® Portfolio - Initial Class	570	1,039	(469)	563	1,660	(1,097)
Fidelity® VIP Contrafund® Portfolio - Service Class 2	74	45	29	87	92	(5)
Fidelity® VIP Growth & Income Portfolio - Initial Class	83	153	(70)	133	172	(39)
Fidelity® VIP Growth Portfolio - Initial Class	143	118	25	197	508	(311)
Fidelity® VIP Growth Portfolio - Service Class 2	58	36	22	67	59	8
Fidelity® VIP High Income Portfolio - Service Class 2	59	9	50	75	9	66
Fidelity® VIP Index 500 Portfolio - Initial Class	788	1,069	(281)	1,297	6,743	(5,446)
Fidelity® VIP Index 500 Portfolio - Service Class 2	229	376	(147)	2,069	1,495	574
Fidelity® VIP Investment Grade Bond Portfolio - Initial Class	24,124	3,286	20,838	12,969	16,936	(3,967)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	450	4,091	(3,641)	2,813	3,558	(745)
Fidelity® VIP Overseas Portfolio - Initial Class	1,535	391	1,144	899	6,614	(5,715)
Fidelity® VIP Real Estate Portfolio - Service Class 2	66	87	(21)	284	85	199

18

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	Period Ended December 31,
	2021			2020
			Net			Net
			Increase			Increase
Subaccount	Purchased	Redeemed	(Decrease)	Purchased	Redeemed	(Decrease)

Franklin Templeton Variable Insurance Products Trust:
Franklin Global Real Estate VIP Fund - Class 2	764	1,200	(436)	2,135	2,553	(418)
Franklin Mutual Shares VIP Fund - Class 2	198	444	(246)	270	168	102
Franklin Small Cap Value VIP Fund - Class 2	435	1,158	(723)	1,207	1,463	(256)
Franklin Small-Mid Cap Growth VIP Fund - Class 2	68	241	(173)	126	381	(255)
Franklin U.S. Government Securities VIP Fund - Class 2	382	138	244	362	450	(88)
Templeton Growth VIP Fund - Class 2	187	106	81	281	344	(63)

J.P. Morgan Insurance Trust:
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1	231	798	(567)	350	264	86
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1	158	555	(397)	1,121	776	345
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2	53	240	(187)	614	106	508

T. Rowe Price Equity Series, Inc.:
T. Rowe Price All-Cap Opportunities Portfolio	504	782	(278)	946	6,006	(5,060)
T. Rowe Price Equity Income Portfolio	1,201	3,604	(2,403)	6,623	9,730	(3,107)
T. Rowe Price Moderate Allocation Portfolio	291	724	(433)	682	979	(297)

T. Rowe Price International Series, Inc.:
T. Rowe Price International Stock Portfolio	3,175	1,031	2,144	1,946	10,567	(8,621)

19

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2021, 2020, 2019, 2018 and 2017, and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

American Century VP Capital Appreciation Fund:
2021	817	$57.21	$46,757	-%	-%	11.15%
2020	818	51.47	42,122	-	-	42.46
2019	806	36.13	29,137	-	-	35.57
2018	902	26.65	24,038	-	-	(5.19)
2017	868	28.11	24,405	-	-	21.79
American Century VP Inflation Protection Bond Fund:
2021	1,568	17.53	27,502	5.97	-	6.57
2020	173	16.45	2,842	1.74	-	9.81
2019	119	14.98	1,787	2.35	-	9.18
2018	293	13.72	4,018	3.20	-	(2.56)
2017	238	14.08	3,352	3.02	-	3.91
American Century VP Ultra® Fund:
2021	1,905	74.33	141,585	-	-	23.14
2020	2,146	60.36	129,510	-	-	49.85
2019	2,243	40.28	90,334	-	-	34.58
2018	2,255	29.93	67,495	0.25	-	0.77
2017	2,188	29.70	64,997	0.36	-	32.24
BNY Mellon VIF Appreciation Portfolio - Initial Shares:
2021	4,126	57.79	238,447	0.44	-	27.12
2020	4,292	45.46	195,092	0.79	-	23.70
2019	4,397	36.75	161,595	1.18	-	36.11
2018	5,003	27.00	135,088	1.26	-	(6.86)
2017	5,435	28.99	157,561	1.34	-	27.32
BNY Mellon VIF Growth & Income Portfolio - Initial Shares:
2021	1,591	56.55	89,984	0.47	-	25.61
2020	1,635	45.02	73,592	0.77	-	24.64
2019	1,695	36.12	61,243	1.08	-	29.09
2018	1,676	27.98	46,874	0.81	-	(4.67)
2017	1,810	29.35	53,115	0.75	-	19.70
BNY Mellon VIF Opportunistic Small Cap Portfolio - Initial Shares:
2021	2,907	32.12	93,370	0.10	-	16.46
2020	3,452	27.58	95,206	0.64	-	19.86
2019	3,400	23.01	78,224	-	-	21.81
2018	3,381	18.89	63,876	-	-	(19.07)
2017	3,877	23.34	90,505	-	-	24.68
Calvert VP EAFE International Index Portfolio - Class F:
2021	7,096	25.28	179,366	1.79	-	10.68
2020	7,070	22.84	161,499	3.36	-	7.53
2019	7,397	21.24	157,095	2.42	-	21.03
2018	9,022	17.55	158,357	3.69	-	(13.80)
2017	7,133	20.36	145,236	3.39	-	24.45

20

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Calvert VP Russell 2000® Small Cap Index Portfolio:
2021	5,388	$43.15	$232,523	0.76%	-%	14.52%
2020	5,426	37.68	204,431	1.10	-	19.66
2019	5,430	31.49	170,989	0.91	-	25.06
2018	5,001	25.18	125,918	1.05	-	(11.21)
2017	5,552	28.36	157,491	0.77	-	14.35
Calvert VP Russell 2000® Small Cap Index Portfolio - Class F:
2021	233	45.89	10,692	0.76	-	14.30
2020	233	1540.	9,342	0.87	-	19.42
2019	201	33.62	6,745	0.98	-	24.80
2018	118	26.94	3,186	1.19	-	(11.44)
2017	137	30.42	4,161	0.75	-	14.06
Calvert VP S&P MidCap 400 Index Portfolio:
2021	3,483	56.47	196,677	0.85	-	24.44
2020	3,561	45.38	161,619	1.26	-	13.31
2019	3,514	40.05	140,749	1.18	-	25.82
2018	3,466	31.83	110,324	1.05	-	(11.34)
2017	4,637	35.90	166,451	0.71	-	15.92
Calvert VP S&P MidCap 400 Index Portfolio - Class F:
2021	102	25.90	2,629	0.85	-	24.16
2020	102	20.86	2,127	0.51	-	13.12
2019	98	18.44	1,816	0.58	-	25.44
2018	10	14.70	141	1.25	-	(11.61)
2017	9	16.63	151	1.14	-	11.84
DWS Global Small Cap VIP - Class A:
2021	226	42.42	9,578	0.35	-	14.96
2020	215	36.90	7,932	0.80	-	17.37
2019	228	31.44	7,159	-	-	21.25
2018	309	25.93	8,012	0.28	-	(20.48)
2017	288	32.61	9,393	-	-	20.02
Federated Hermes Government Money Fund II - Service Shares:
2021	12,073	10.34	124,896	-	-	-
2020	11,514	10.34	119,112	0.03	-	0.19
2019	1,021	10.32	10,544	1.62	-	1.57
2018	967	10.16	9,823	1.17	-	1.30
2017	2,069	10.03	20,756	0.32	-	0.30
Federated Hermes Managed Volatility Fund II - Primary Shares:
2021	4,414	22.23	98,130	1.74	-	18.50
2020	4,255	18.76	79,817	2.72	-	0.97
2019	4,116	18.58	76,498	2.29	-	20.18
2018	5,503	15.46	85,071	2.20	-	(8.47)
2017	3,911	16.89	66,046	3.51	-	18.11
Federated Hermes Quality Bond Fund II - Primary Shares:
2021	20,467	14.18	290,288	2.82	-	(1.39)
2020	28,439	14.38	409,071	2.90	-	8.12
2019	35,015	13.30	465,846	3.09	-	9.38
2018	42,159	12.16	512,490	3.05	-	(0.57)
2017	43,855	12.23	536,289	3.25	-	4.09

21

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Contrafund® Portfolio - Initial Class:
2021	15,405	$71.69	$1,104,492	0.06%	-%	27.84%
2020	15,874	56.08	890,303	0.25	-	30.57
2019	16,971	42.95	728,981	0.43	-	31.55
2018	19,677	32.65	642,372	0.58	-	(6.37)
2017	36,150	34.87	1,260,492	0.98	-	21.88
Fidelity® VIP Contrafund® Portfolio - Service Class 2:
2021	607	71.35	43,336	0.03	-	27.52
2020	578	55.95	32,337	0.07	-	30.24
2019	583	42.96	25,043	0.21	-	31.26
2018	782	32.73	25,589	0.26	-	(6.65)
2017	8,890	35.06	311,635	0.77	-	21.61
Fidelity® VIP Growth & Income Portfolio - Initial Class:
2021	1,891	47.68	90,168	2.44	-	25.97
2020	1,961	37.85	74,247	2.13	-	7.83
2019	2,000	35.10	70,184	3.57	-	30.05
2018	2,009	26.99	54,232	0.37	-	(8.97)
2017	2,409	29.65	71,442	1.28	-	16.87
Fidelity® VIP Growth Portfolio - Initial Class:
2021	4,282	71.80	307,447	-	-	23.22
2020	4,257	58.27	248,051	0.07	-	43.88
2019	4,568	40.50	184,990	0.26	-	34.33
2018	4,571	30.15	137,827	0.24	-	(0.17)
2017	5,084	30.20	153,537	0.22	-	35.12
Fidelity® VIP Growth Portfolio - Service Class 2:
2021	594	77.23	45,906	-	-	22.90
2020	572	62.84	35,939	0.04	-	43.57
2019	564	3.77	24,670	0.05	-	33.98
2018	505	32.67	16,501	0.04	-	(0.43)
2017	511	32.81	16,768	0.08	-	34.80
Fidelity® VIP High Income Portfolio - Service Class 2:
2021	197	28.58	5,627	5.76	-	4.31
2020	147	27.40	4,019	5.92	-	2.43
2019	81	26.75	2,168	4.62	-	14.76
2018	303	23.31	7,060	6.00	-	(3.64)
2017	251	24.19	6,070	1.99	-	6.94
Fidelity® VIP Index 500 Portfolio - Initial Class:
2021	23,357	58.39	1,363,743	1.27	-	28.58
2020	23,638	45.41	1,073,400	1.71	-	18.22
2019	29,084	38.41	1,117,000	1.97	-	31.36
2018	30,196	29.24	882,930	1.91	-	(4.48)
2017	30,091	30.61	921,207	1.76	-	21.71
Fidelity® VIP Index 500 Portfolio - Service Class 2:
2021	6,636	65.62	435,452	1.04	-	28.24
2020	6,783	51.17	347,055	1.47	-	17.96
2019	6,209	43.38	269,332	1.78	-	31.02
2018	6,636	33.11	219,733	1.63	-	(4.72)
2017	6,042	34.75	209,977	1.56	-	21.38

22

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Fidelity® VIP Investment Grade Bond Portfolio - Initial Class:
2021	71,984	$14.75	$1,061,735	2.31%	-%	(0.61)%
2020	51,146	14.84	758,982	2.30	-	9.36
2019	55,113	13.57	747,615	2.74	-	9.70
2018	59,451	12.37	735,380	2.45	-	(0.56)
2017	62,181	12.44	773,254	2.61	-	4.27
Fidelity® VIP Mid Cap Portfolio - Service Class 2:
2021	10,723	60.61	649,865	0.31	-	25.30
2020	14,364	48.37	694,720	0.41	-	17.89
2019	15,109	41.03	619,982	0.72	-	23.14
2018	13,698	33.32	456,344	0.43	-	(14.76)
2017	11,035	39.09	431,332	0.59	-	20.54
Fidelity® VIP Overseas Portfolio - Initial Class:
2021	11,618	33.82	392,925	0.57	-	19.67
2020	10,474	28.26	295,957	0.40	-	15.63
2019	16,189	24.44	395,659	2.87	-	27.76
2018	5,162	19.13	98,742	1.61	-	(14.79)
2017	5,201	22.45	116,767	1.47	-	30.30
Fidelity® VIP Real Estate Portfolio - Service Class 2:
2021	1,279	53.88	68,941	0.96	-	38.62
2020	1,300	38.87	50,531	2.06	-	(6.79)
2019	1,101	41.70	45,915	1.46	-	22.97
2018	1,301	33.91	44,137	2.95	-	(6.46)
2017	986	36.25	35,733	1.64	-	3.75
Franklin Global Real Estate VIP Fund - Class 2:
2021	11,590	23.52	272,649	0.88	-	26.79
2020	12,026	18.55	223,127	3.25	-	(5.41)
2019	12,444	19.61	244,019	2.66	-	22.41
2018	13,187	16.02	211,312	2.44	-	(6.81)
2017	11,193	17.19	192,394	3.05	-	10.48
Franklin Mutual Shares VIP Fund - Class 2:
2021	4,184	31.32	131,064	2.92	-	19.18
2020	4,430	26.28	116,439	2.88	-	(5.06)
2019	4,328	27.68	119,787	1.86	-	22.59
2018	4,258	22.58	96,147	2.43	-	(9.06)
2017	4,175	24.83	103,681	2.28	-	8.33
Franklin Small Cap Value VIP Fund - Class 2:
2021	6,843	49.59	339,377	1.04	-	25.35
2020	7,566	39.56	299,311	1.47	-	5.18
2019	7,822	37.61	294,168	1.04	-	26.34
2018	8,146	29.77	242,479	0.91	-	(12.85)
2017	8,746	34.16	298,799	0.58	-	10.62
Franklin Small-Mid Cap Growth VIP Fund - Class 2:
2021	2,307	59.87	138,105	-	-	10.01
2020	2,480	54.42	134,956	-	-	55.09
2019	2,735	35.09	95,969	-	-	31.42
2018	2,794	26.70	74,581	-	-	(5.35)
2017	2,753	28.21	77,675	-	-	21.39

23

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

Franklin U.S. Government Securities VIP Fund - Class 2:
2021	2,468	$16.20	$39,987	2.43%	-%	(1.82)%
2020	2,224	16.50	36,710	3.58	-	3.77
2019	2,312	15.90	36,743	2.82	-	5.23
2018	2,871	15.11	43,367	2.55	-	0.40
2017	3,181	15.05	47,892	2.67	-	1.28
Templeton Growth VIP Fund - Class 2:
2021	2,547	22.89	58,301	1.10	-	4.86
2020	2,466	21.83	53,819	2.95	-	5.82
2019	2,529	20.63	52,168	2.74	-	15.12
2018	2,450	17.92	43,887	1.99	-	(14.83)
2017	2,294	21.04	48,266	1.58	-	18.47
J.P. Morgan Ins. Trust Mid Cap Value Portfolio - Class 1:
2021	4,396	54.53	239,713	0.90	-	29.90
2020	4,963	41.98	208,338	1.44	-	0.36
2019	4,877	41.83	204,003	1.62	-	26.76
2018	5,008	33.00	165,240	0.96	-	(11.84)
2017	4,977	37.43	186,260	0.80	-	13.77
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 1:
2021	4,414	52.34	231,044	0.53	-	21.38
2020	4,811	43.12	207,465	0.91	-	13.68
2019	4,466	37.93	169,405	0.41	-	24.56
2018	4,942	30.45	150,471	0.39	-	(11.92)
2017	5,877	34.57	203,184	0.36	-	15.23
J.P. Morgan Ins. Trust Small Cap Core Portfolio - Class 2:
2021	902	57.94	52,284	0.32	-	21.06
2020	1,089	47.86	52,129	0.47	-	13.33
2019	581	42.23	24,555	0.18	-	24.24
2018	695	33.99	23,626	0.08	-	(12.17)
2017	1,097	38.70	42,466	0.15	-	14.90
T. Rowe Price All-Cap Opportunities Portfolio:
2021	10,668	90.50	965,423	-	-	20.80
2020	10,946	74.92	820,072	-	-	44.38
2019	16,006	51.89	830,565	0.40	-	34.92
2018	17,671	38.46	679,617	0.31	-	1.16
2017	2,736	38.02	104,023	0.10	-	34.44
T. Rowe Price Equity Income Portfolio:
2021	28,057	39.71	1,114,160	1.56	-	25.55
2020	30,460	31.63	963,412	2.34	-	1.18
2019	33,567	31.26	1,049,269	2.33	-	26.41
2018	33,743	24.73	834,486	1.98	-	(9.51)
2017	39,229	27.33	1,071,995	1.75	-	16.05
T. Rowe Price Moderate Allocation Portfolio:
2021	4,967	37.63	186,908	0.98	-	10.06
2020	5,400	34.19	184,621	1.39	-	14.54
2019	5,697	29.85	170,060	1.97	-	19.78
2018	5,948	24.92	148,194	1.78	-	(5.07)
2017	6,807	26.25	178,684	1.53	-	17.40

24

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

	As of December 31			Investment
		Unit		Income	Expense	Total
Subaccount	Units	Value	Net Assets	Ratio (A)	Ratio (B)	Return (C)

T. Rowe Price International Stock Portfolio:
2021	20,204	$29.33	$592,618	0.63%	-%	1.31%
2020	18,060	28.95	522,802	0.46	-	14.47
2019	26,681	25.29	674,852	2.24	-	27.73
2018	31,723	19.80	627,998	1.44	-	(14.17)
2017	29,409	23.07	678,564	1.10	-	27.88

25

COUNTRY Investors Variable Life Account

Notes to Financial Statements (continued)

(A)	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses that result in direct reductions in the unit values. For subaccounts that contained net assets for a period less than the entire reporting period presented, average net assets have been calculated using only the period in which the subaccount contained net assets. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(B)	These ratios represent the annualized policy expenses of the separate account for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(C)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts that contained net assets for a period less than the entire reporting period presented, total return has been calculated using only the period in which the subaccount contained net assets and has not been annualized.

26